UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________________________
FORM N-CSR
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CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22802

_______________________________________________
FS Credit Opportunities Corp.
(Exact name of registrant as specified in charter)
 _______________________________________________

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip code)

 _______________________________________________

Michael C. Forman
FS Credit Opportunities Corp.
201 Rouse Boulevard
Philadelphia, Pennsylvania 19112
(Name and address of agent for service)
 _______________________________________________
Registrant’s telephone number, including area code: (215) 495-1150
Date of fiscal year end: December 31
Date of reporting period: December 31, 2024

Item 1. Reports to Stockholders.
(a)The annual report, or the Annual Report of FS Credit Opportunities Corp., or the Fund, for the year ended December 31, 2024 transmitted to stockholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended, or the 1940 Act, is as follows:

FSCO Portfolio Highlights

As of December 31, 2024

Senior secured debt represented 84% of the Fund’s portfolio.

Portfolio composition (by fair value)*		Industry classification (by fair value)*
Senior Secured Loans—First Lien	69%	Consumer Services	16%
Senior Secured Loans—Second Lien	3%	Health Care Equipment & Services	13%
Senior Secured Bonds	12%	Commercial & Professional Services	11%
Subordinated Debt	5%	Consumer Durables & Apparel	9%
Asset Based Finance	3%	Capital Goods	8%
Equity/Other	8%	Financial Services	6%
		Materials	5%
		Software & Services	4%
		Real Estate Management & Development	4%
		Consumer Discretionary Distribution & Retail	3%
		Energy	3%
		Pharmaceuticals, Biotechnology & Life Sciences	3%
		Media & Entertainment	3%
		Transportation	3%
		Telecommunication Services	2%
		Automobiles & Components	2%
		Equity Real Estate Investment Trusts (REITs)	1%
		Food, Beverage & Tobacco	1%
		Technology Hardware & Equipment	1%
		Household & Personal Products	1%
		Insurance	1%

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* Derivatives are not included in this table. Holdings subject to change.

FSCO Officers + Directors

Officers

Michael Forman	Stephen S. Sypherd
President & Chief Executive Officer	Vice President, Treasurer & Secretary

James Beach	James F. Volk
Chief Operating Officer	Chief Compliance Officer

Edward T. Gallivan, Jr.
Chief Financial Officer

Board of Directors

Michael Forman	Barbara J. Fouss
Chairman	Director
Chairman & Chief Executive Officer	Executive Director
FS Investments	Gravina Family Office

Keith Bethel	Philip E. Hughes, Jr.
Director	Director
Partner & Chief Executive Officer	Vice-Chairman
Triple B Hospitality Group	Keystone Industries

Walter W. Buckley, III	Robert N.C. Nix, III
Director	Director
Managing Partner & Co-Chief Investment Officer	President
SEMCAP	Pleasant News, Inc.

Della Clark
Director
President
The Enterprise Center

Management’s Discussion of Fund Performance (Unaudited)

Fellow Stockholder,
We hope that this letter finds you and your families well following a year of significant change in the global economy, financial markets and political landscape. Investors and businesses entered 2025 with a sense of optimism, despite persistent geopolitical challenges, lofty valuations across public credit and equity markets and an uncertain path for fiscal and monetary policy.
While we are focused on the future, we are pleased with the accomplishments we delivered for our stockholders in 2024, including:
•Delivered strong returns for stockholders: FS Credit Opportunities Corp., or the Fund, or FSCO, returned 14.25% on a net basis in 2024 and outperformed high yield bond and senior secured loan indexes by 603 basis points, or bps and 530 bps, respectively.1 FSCO has returned 7.59% annually since the FS Global Credit team assumed management of the Fund in January 2018. This performance has been strong on an absolute and relative basis as the Fund outperformed the high yield bond and senior secured loan benchmarks, as well as many of the larger credit-focused peers in the closed-end fund space. We believe our performance reflects the dynamic nature of our strategy, investing across private and public credit with a focus on generating return premiums driven by lower competition, asset mispricings of less understood businesses or corporate events and complex situations.
•Increased the Fund's distribution: We increased the Fund’s monthly distribution amount by approximately 5% in March 2024, driven by rising market yields and the continued strong performance of our investment portfolio. This was the third distribution increase since the Fund’s common stock was listed on the New York Stock Exchange in November 2022, or the Listing. Following year-end, we increased the Fund’s monthly distribution amount by approximately 7.5% in January 2025, representing an increase of approximately 52% over the Fund’s distribution rate at the time of the Listing. As of January 31, 2025, the Fund’s annualized distribution yield was 10.7% based on net asset value, or NAV and 11.4% based on market price.
•Originated $618 million in private credit assets with an average yield of 12.1%:2 In our view, private credit offered greater relative value than public credit in 2024. High yield bond and loan spreads tightened to near post-2008 global financial crisis lows while deal terms and structures were increasingly issuer-friendly and lacked the investor protections we require for our investments. While merger and acquisition activity was generally slow during 2024, the Fund benefited from our robust deal-sourcing engine which includes our team- and firm-wide sourcing network as well as our private sourcing partnership with J.P. Morgan to finance directly originated investments.
•Focused on first lien, senior secured debt: Approximately 84% of investments in 2024 were comprised of senior secured debt with 83% of all purchases in first lien senior secured loans.2 We continued to focus on senior debt investments with strong terms at attractive yields or expected total returns.
•Significantly narrowed the Fund’s discount to NAV: We made substantial progress in reducing the discount at which the Fund’s common stock trades relative to its NAV. The discount narrowed to approximately 5% as of December 31, 2024, compared to 18% as of December 31, 2023. We are encouraged by this progress and believe the significant improvement in 2024 reflects the Fund’s continued strong performance, the multiple increases in the monthly distribution rate since its Listing and the broader strength in the credit markets.
Market Summary
The U.S. economy remained on sound footing during the Fund’s fiscal year ended December 31, 2024, with strong contributions from household spending, business investment and government spending. The consumer price index ended the year at 2.9% compared to a peak of nearly 9.0% as of June 2022. Inflationary pressures moderated considerably yet remained stubbornly above the Federal Reserve's preferred 2.0% target. Falling, though sticky, inflation enabled the Federal Reserve to cut interest rates by a total of 100 bps during the year. Against a backdrop of falling rates and solid economic growth, the 2-10 Treasury yield curve uninverted for the first time in more than two years as the policy-sensitive 2-year yield fell 1bp for the year ended December 31, 2024, while the 10-year yield rose 69 bps.
Public credit markets delivered strong returns in 2024, supported by a favorable macro backdrop, elevated yields, and a resilient – though moderating – fundamental environment. Senior secured loans and high yield bonds returned 9.0% and 8.2%, respectively, in 2024, following double-digit returns in 2023 for both asset classes. Beneath the strong headline returns, however, we believe investors were not adequately compensated for assuming the inherent risks in the public credit markets. High yield bond and loan spreads tightened throughout 2024 and ended the year in the 92nd and 88th percentiles, respectively, compared to history.3 In addition, lender protections in the public credit markets materially weakened amid a highly competitive lending environment. As of December 31, 2024, high yield spreads implied a 12-month forward default rate near zero while the implied forward default rate for loans was more than 300 bps lower than current levels.3
Private credit is not fully immune from the risks present in public credit markets yet offered materially higher spreads over short-term rates throughout 2024. Spreads for traditional sponsored direct lending strategies and non-sponsored transactions sat at 520 bps and 680 bps, respectively, as of September 30, 2024.4 Private credit investors were also able to inject greater discipline into deal terms and structure. Covenant-lite issuance represented just 27% of year-to-date private credit issuances compared to 90% within public loan markets.5 Private credit yields remained attractive, resulting in an income-based total return of 11.7% for the 12 months ended September 30, 2024.5 Private credit deal volume totaled $295 billion in 2024, doubling 2023 volumes.6

Management’s Discussion of Fund Performance (Unaudited)(continued)

Sentiment among middle market companies finished the year on a notably strong note. According to a survey of U.S. middle market business leaders conducted in the second half of 2024, 78% reported they were optimistic about the state of the national economy while 85% were upbeat about their local economies.7 The data supported such optimism, with revenue growth of 12.9% and employment growth of 10.3% among domestic middle market firms far outpacing those of their large-cap peers.7
FSCO Performance & Investment Activity
FSCO returned 14.25% on a net basis in 2024 driven by strong earnings as net investment income fully covered distributions of $0.71 per share and the Fund’s NAV increased by $0.23 per share, or 3.32%, during the year.8
As of December 31, 2024, the Fund offered an attractive annualized distribution yield of approximately 10.1% based on NAV and approximately 10.6% based on the stock price. We believe this is attractive on an absolute and relative basis compared to our closed-end fund peers when considering distribution coverage. Since the FS Global Credit team assumed management of the Fund in January 2018, net investment income has fully funded distributions. Over that time, net investment income represented an average of 116% of distributions paid to stockholders.
Against this backdrop, portfolio contributors far outweighed detractors during the year as performance was broad-based across the portfolio. The top 10 contributors, based on issuer, accounted for approximately 50% of the Fund’s total return during the year. The largest performance contributor in 2024 was Blackstone Products, or Blackstone, a maker of grills and outdoor cooking accessories. Blackstone, which has long held a dominant market share in outdoor griddles, has steadily grown earnings since our investment and announced plans in late 2024 to merge with Weber LLC, a renowned global barbecue brand and industry peer. The merger is expected to close in 2025, subject to regulatory clearance and other customary closing conditions. This investment highlights our focus on identifying companies that may benefit from corporate events, like mergers, acquisitions, an upcoming debt maturity or other growth catalysts to drive strong total returns. The Fund's portfolio appreciation was marginally offset by the performance of equity portfolio hedges that were designed to perform in risk-off markets. Given the strong performance in the broader public markets, the hedges detracted from returns.
Purchases excluding portfolio hedges totaled approximately $884 million compared to sales, exits and repayments of $849 million. Approximately 70% of new investment activity was in privately originated investments, 91% of which were in first lien senior secured loans. Private credit investments represented approximately 66% of the portfolio as of December 31, 2024, compared to 47% as of December 31, 2023.
As of December 31, 2024, approximately 84% of the portfolio consisted of senior secured debt. The Fund’s allocation to subordinated debt was approximately 5% of the portfolio as of December 31, 2024. Asset-based finance represented 3% of the portfolio as of December 31, 2024, while equity/other investments represented 8%. Amid the volatile interest rate environment during the year, the portfolio had low average duration of just 0.61 during the annual period, with 66% of the portfolio comprised of floating rate assets as of December 31, 2024. The portfolio and, in turn, our stockholders, benefited from the elevated yield environment as evidenced by our ability to increase the annualized distribution rate during each of the past two annual reporting periods.8 As noted, we have increased the Fund’s monthly distribution rate four times since the Listing.9
Outlook
Treasury yields rose steadily during the final months of the Fund’s annual reporting period, retracing much of their earlier decline, as resilient economic data and sticky inflation cast doubt on forward-looking monetary policy. While many strategists forecast a benign market environment for 2025, it is possible to see periods of volatility driven by geopolitical conflicts, the forward path of U.S. rates and fiscal policy following the leadership changes in the White House and Congress.
We believe active management combined with sound fundamental credit underwriting will remain critical to driving returns and avoiding excess risk. We believe FSCO offers a differentiated value proposition built to drive strong risk-adjusted returns through a diverse range of economic and financial market conditions.
We remain focused on senior debt investments with strong terms at attractive yields or expected total returns and we generally avoid debt in private equity-owned companies where we think there could be material risk of asset leakage or disputes between lenders. We believe the flexibility of our strategy and the expertise of our team have helped drive strong outperformance versus the loan and high yield bond indices and that FSCO offers a differentiated value proposition for several key reasons:
•Fully scaled credit platform: With $2.3 billion in assets as of December 31, 2024, FSCO is one of the largest credit-focused closed-end funds in the market. Size and scale matter in credit investing, especially when it comes to maximizing deal flow, mitigating risks, and achieving economies of scale. The portfolio management team also leverages the full resources, infrastructure, and expertise of FS Investments, a $83.5 billion alternative asset manager.10
•Flexible strategy investing across private and public credit: Our ability to invest across private and public markets differentiates us from traditional credit funds and allows us to adjust allocations based on where we believe the best risk-adjusted return opportunities lie, as our shift further into private markets during the annual reporting period exemplified. Our goal is to dynamically allocate capital to the most attractive opportunities across the credit and business cycle, and we think this leads to enhanced stockholder returns relative to a more confined strategy. Importantly, we are not constrained by a specific asset class

Management’s Discussion of Fund Performance (Unaudited)(continued)

mandate—we can invest across loans, bonds, structured credit and highly structured equity investments and across fixed / floating rate assets.
•Strong track record: Since the FS Global Credit team assumed all portfolio management responsibilities in January 2018, the Fund has outperformed high yield bonds by 306 bps and loans by 214 bps as well as many of the larger credit-focused peers in the closed-end fund space.1
•Competitive cost structure: We believe our cost structure provides FSCO with a unique advantage. Approximately 47% of the Fund’s capital structure is comprised of preferred equity financings, which provide favorable regulatory treatment vs. traditional term or revolving credit facilities. The preferred shares are multi-year, and provide flexibility in the types of assets we can borrow against.
We believe we have a Fund and platform built to drive strong, risk-adjusted returns through a diverse range of economic and financial market conditions, as the Fund’s performance during 2024 again highlighted and we look forward to the opportunities the coming year presents.
Thank you for your continued support and trust in us.
Andrew Beckman
Portfolio Manager, FSCO
Head of Liquid Credit and Special Situations
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1 High yield bonds represented by the ICE BofAML U.S. High Yield Index. Senior secured loans represented by the Morningstar/S&P Leveraged Loan Index. One cannot invest directly in an index. Data as of December 31, 2024. Past performance is not indicative of future results.
2 Figure excludes derivatives and reorganizations.
3 High yield bonds represented by the ICE BofAML U.S. High Yield Index for the period from January 1997-December 2024. Senior secured loans represented by the Morningstar/S&P Leveraged Loan Index for the period from December 2010-December 2024.
4 Cliffwater Direct Lending Index. as of September 30, 2024, latest data available
5 KBRA DLD Private Data. Data as of September 30, 2024, latest data available. Private deals with greater than $50 million in earnings before interest, taxes, depreciation and amortization (EBITDA).
6 KBRA DLD Private Data. Data as of December 31, 2024,
7 National Center for the Middle Market, Middle Market Indicator Year-End 2024.
8 The payment of future distribution on FSCO’s common stock is subject to the discretion of FSCO’s board of directors and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distribution. Past performance is not indicative of future results.
9 Inclusive of the January 2025 distribution increase.
10 Total AUM as of September 30, 2024. References to “assets under management” or “AUM” represent the assets managed by FS Investments or its strategic partners as to which FS Investments is entitled to receive a fee or carried interest (either currently or upon deployment of capital) and general partner capital. FS Investments calculates the amount of AUM as of any date as the sum of: (i) the fair value of the investments of FS Investments’ investment funds; (ii) uncalled capital commitments from these funds, including uncalled capital commitments from which FS Investments is currently not earning management fees or carried interest; (iii) the value of outstanding CLOs (excluding CLOs wholly-owned by FS Investments); (iv) the fair value of FS KKR Capital Corp. joint venture assets; and (v) the fair value of other assets managed by FS Investments. The AUM also includes the AUM of Portfolio Advisors, LLC as of September 30, 2024, which FS acquired through a merger on June 30, 2023. AUM for Portfolio Advisors, LLC is measured as adjusted reported value plus unfunded commitments. FS Investments’ calculation of AUM may differ from the calculations of other asset managers and, as a result, FS Investments’ measurements of its AUM may not be comparable to similar measures presented by other asset managers. FS Investments’ definition of AUM is not based on any definition of AUM that may be set forth in agreements governing the investment funds, vehicles or accounts that it manages and is not calculated pursuant to any regulatory definitions.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements with regard to future events or the future performance or operations of FSCO, or the Fund. Words such as “intends,” “will,” “expects,” and “may” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, geopolitical risks, risks associated with possible disruption to the Fund’s operations or the economy generally due to hostilities, terrorism, natural disasters or pandemics such as COVID-19, future changes in laws or regulations and conditions in the Fund’s operating area, unexpected costs, the price at which the Fund’s shares of common stock may trade on the New York Stock Exchange and such other factors that are disclosed in the Fund’s filings with the Securities and Exchange Commission. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Fund undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements

Management’s Discussion of Fund Performance (Unaudited)(continued)

Average Annual Total Return

FS Credit Opportunities Corp.	For the Year Ended December 31, 2024	For the Five Years Ended December 31, 2024	For the Ten Years Ended December 31, 2024	Since Inception
Net Asset Value (NAV)(1)	14.25%	7.68%	6.79%	5.91%
Market Price Common Stock(2)	34.70%	—	—	37.49%
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(1)The Fund commenced operations on December 12, 2013.
(2)The Fund listed its common stock on the NYSE on November 14, 2022.
Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Returns reflect the reinvestment of distributions made by the Fund, if any. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. On December 14, 2020, FS Global Credit Opportunities Fund–A (FSGCO–A), FS Global Credit Opportunities Fund–ADV (FSGCO–ADV), FS Global Credit Opportunities Fund–D (FSGCO–D), FS Global Credit Opportunities Fund–T (FSGCO–T), and FS Global Credit Opportunities Fund–T2 (FSGCO–T2) (the “Feeder Funds”) merged into the Fund. Performance for stockholders who initially invested in the Feeder Funds would differ based on fees. The investment returns shown do not include selling commissions and dealer manager fees, which could have totaled up to 8% of FSGCO–A’s public offering price, up to 2% of FSGCO–D’s public offering price, up to 4% of FSGCO–T’s public offering price, and up to 4% of FSGCO–T2’s public offering price. Had such selling commissions and dealer manager fees been included, performance would be lower. To obtain the most recent month-end performance, visit https://fsinvestments.com/investments/fs-credit-opportunities-corp/.
For the month of December 2024, the monthly distribution rate per share of common stock was $0.06, representing an annualized distribution rate of 10.07% based on the Fund’s net asset value per share of common stock of $7.15, and a distribution rate of 10.56% based on the Fund's market value per share of common stock of $6.82. During the year ended December 31, 2024, the entire $0.71 distribution per share of common stock was made from net investment income. None of the distribution was a return of capital.
For the year ended December 31, 2024, 73.28% of distributions qualified as interest related dividends for the Fund’s stockholders which are exempt from U.S. withholding tax applicable to non U.S. stockholders. For the year ended December 31, 2024, 86.84% of distributions qualified as excess interest income for purposes of Internal Revenue Code Section 163(j).
For the Fund’s current expense ratio, please refer to the Financial Highlights section of this report.

Report of Independent Registered Public Accounting Firm
To the Stockholders and the Board of Directors of FS Credit Opportunities Corp.
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of FS Credit Opportunities Corp. (the “Fund”), including the consolidated schedule of investments, as of December 31, 2024, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at December 31, 2024, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as auditor of one or more FS Investments investment companies since 2013.

Philadelphia, Pennsylvania
February 28, 2025

FS Credit Opportunities Corp.
Consolidated Schedule of Investments
As of December 31, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—99.7%
545/350 Lago Mar East Development, Ltd.	(l)	Real Estate Management & Development	14.5% PIK (14.5% Max PIK)		8/15/28	$10,995	$11,023	$11,050
545/350 Lago Mar East Development, Ltd.	(g)(l)	Real Estate Management & Development	14.5% PIK (14.5% Max PIK)		8/15/28	2,167	2,167	2,178
Accupac, LLC	(l)	Pharmaceuticals, Biotechnology & Life Sciences	S+700	2.0%	12/31/29	41,783	40,822	40,947
Accupac, LLC	(g)(l)	Pharmaceuticals, Biotechnology & Life Sciences	S+700	2.0%	12/31/29	6,267	6,267	6,142
Alegeus Technologies Holdings Corp.	(l)	Health Care Equipment & Services	S+675	1.0%	11/5/29	30,000	29,282	29,288
ANCILE Solutions, Inc.	(e)(l)	Software & Services	S+1000	1.0%	6/11/26	31,895	31,895	32,733
Ansira Partners, Inc.	(l)	Media & Entertainment	S+675	1.5%	7/1/29	26,709	26,015	26,074
Ansira Partners, Inc.	(g)(l)	Media & Entertainment	S+675	1.5%	7/1/29	2,951	2,951	2,881
APTIM Corp.	(e)	Commercial & Professional Services	S+750	0.0%	5/23/29	27,500	27,500	27,431
Array Midco, Corp.	(l)	Commercial & Professional Services	S+650	3.0%	12/31/29	25,192	24,612	24,688
Array Midco, Corp.	(g)(l)	Commercial & Professional Services	S+650	3.0%	12/31/29	7,558	7,558	7,482
Arrow Purchaser, Inc.	(e)	Consumer Discretionary Distribution & Retail	S+675	1.0%	4/15/26	12,658	12,650	11,394
Ascena Retail Group, Inc.	(e)(i)(p)	Consumer Discretionary Distribution & Retail		0.8%	8/21/22	35,525	11,795	111
CCS Acquisition, LLC	(l)	Health Care Equipment & Services	S+550	1.0%	12/30/30	18,071	17,751	17,710
CCS Acquisition, LLC	(g)(l)	Health Care Equipment & Services	S+550	1.0%	12/30/30	4,929	4,929	4,830
CCS-CMGC Holdings, Inc.	(i)(p)(q)	Health Care Equipment & Services	S+725	2.0%	6/9/25	5,108	4,121	5,159
CCS-CMGC Holdings, Inc.	(e)(i)(l)(p)	Health Care Equipment & Services	S+750	0.0%	10/1/25	23,127	13,787	5,219
CCS-CMGC Holdings, Inc.	(i)(p)	Health Care Equipment & Services	S+725	2.0%	6/9/25	4,446	4,234	4,490
CCS-CMGC Holdings, Inc.	(e)(i)(l)(p)	Health Care Equipment & Services	S+693	2.0%	6/9/25	21,691	23,308	10,904
CircusTrix Holdings, LLC	(l)	Consumer Services	S+650	1.0%	7/18/28	33,129	33,129	33,543
CircusTrix Holdings, LLC	(l)	Consumer Services	S+650	1.0%	7/18/28	2,151	2,151	2,167
CircusTrix Holdings, LLC	(l)	Consumer Services	S+650	1.0%	7/18/25	3,424	3,424	3,466
CircusTrix Holdings, LLC	(g)(l)	Consumer Services	S+650	1.0%	7/18/25	860	860	871
Claros Mortgage Trust, Inc.	(e)	Financial Services	S+450	0.5%	8/9/26	16,292	15,271	15,640
Core Health & Fitness, LLC	(l)	Consumer Services	S+800	3.0%	6/18/29	39,800	38,866	39,352
CPC Acquisition Corp.	(e)	Materials	S+375	0.8%	12/29/27	11,700	9,786	10,508
Domain Timberlake Note Issuer, LLC	(l)	Real Estate Management & Development	S+650	1.0%	12/20/29	29,000	29,034	29,689
Electrical Components International, Inc.	(l)	Capital Goods	S+650, 0.0% PIK (2.0% Max PIK)	2.0%	5/10/29	47,163	46,308	47,163
See notes to consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Schedule of Investments (continued)
As of December 31, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Electrical Components International, Inc.	(g)(l)	Capital Goods	S+650, 0.0% PIK (2.0% Max PIK)	2.0%	5/10/29	$2,600	$2,600	$2,600
First Brands Group, LLC	(e)	Automobiles & Components	S+500	1.0%	3/30/27	4,904	4,785	4,606
First Brands Group, LLC	(e)	Automobiles & Components	S+500	1.0%	3/30/27	30,880	30,169	29,079
Gold Rush Amusements, Inc.	(l)	Consumer Services	S+750	2.0%	10/12/28	30,365	29,864	30,365
Grass Valley USA, LLC	(l)	Technology Hardware & Equipment	S+750, 2.5% PIK (2.5% Max PIK)	3.0%	3/15/29	17,431	16,976	17,300
Grass Valley USA, LLC	(g)(l)	Technology Hardware & Equipment	S+750, 2.5% PIK (2.5% Max PIK)	3.0%	3/15/29	4,427	4,427	4,394
IXS Holdings, Inc.	(e)	Materials	S+425	0.8%	3/5/27	6,689	6,133	6,476
KIK ASS Products, Inc.	(l)	Pharmaceuticals, Biotechnology & Life Sciences	S+725	1.5%	11/13/27	20,060	19,255	19,483
KIK ASS Products, Inc.	(g)(l)	Pharmaceuticals, Biotechnology & Life Sciences	S+725	1.5%	11/13/27	7,440	7,440	7,226
Lance East Holdings Pty Ltd.	(l)	Financial Services	16.8%		9/12/26	15,000	15,000	15,206
LaserShip, Inc.	(e)(i)(p)	Transportation	S+150, 7.0% PIK (7.0% Max PIK)	0.8%	8/10/29	21,136	7,926	8,208
Level 3 Financing, Inc.	(e)	Telecommunication Services	S+656	2.0%	4/15/29	19,291	18,912	19,703
LHS Borrower, LLC	(e)	Capital Goods	S+475	0.5%	2/16/29	980	865	939
LifeScan Global Corp.	(e)(i)(p)	Health Care Equipment & Services	S+650	0.0%	12/31/26	47,734	43,661	16,707
LogRhythm, Inc.	(l)	Software & Services	S+750	1.0%	7/2/29	29,091	28,258	28,255
LogRhythm, Inc.	(g)(l)	Software & Services	S+750	1.0%	7/2/29	2,909	2,909	2,825
LR Orion Bidco Ltd.	(l)(q)	Software & Services	S+550	0.0%	11/22/31	16,819	16,934	16,650
LR Orion Bidco Ltd.	(g)(l)	Software & Services	SA+300	0.0%	5/22/31	£1,607	2,013	2,013
LR Orion Bidco Ltd.	(g)(l)	Software & Services	S+550	0.0%	11/22/31	$2,242	2,242	2,231
Maverick Gaming, LLC	(e)	Consumer Services	S+750 PIK (S+750 Max PIK)	1.0%	6/3/28	14,401	15,478	9,504
Maverick Gaming, LLC	(e)	Consumer Services	S+750	1.0%	6/3/28	4,573	4,573	4,424
MedImpact Healthcare Systems, Inc.		Health Care Equipment & Services	S+725	0.0%	3/31/28	29,241	26,444	29,521
MLN US HoldCo LLC	(e)(i)(p)	Technology Hardware & Equipment	S+450	0.0%	11/30/25	2,837	2,276	85
Monitronics International, LLC	(e)(r)	Commercial & Professional Services	S+750	3.0%	6/30/28	50,980	50,986	50,827
Mountaineer Merger Corp.	(e)	Consumer Discretionary Distribution & Retail	S+700	0.8%	10/26/28	13,125	12,895	10,694
Neovia Logistics, LP	(e)	Transportation	S+750, 0.0% PIK (7.0% Max PIK)	0.5%	11/1/27	50,496	47,508	48,665
North Atlantic Imports, LLC	(l)	Consumer Durables & Apparel	S+750	0.5%	10/15/26	10,356	10,621	11,606
OmniMax International, LLC	(l)	Capital Goods	S+575	1.0%	12/6/30	30,561	29,879	29,950
OmniMax International, LLC	(g)(l)	Capital Goods	S+575	1.0%	12/6/30	9,439	9,439	9,250
See notes to consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Schedule of Investments (continued)
As of December 31, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Onbe, Inc.	(l)	Financial Services	S+550	1.0%	7/25/31	$27,000	$26,492	$26,494
One Call Corp.	(e)	Health Care Equipment & Services	S+550	0.8%	4/22/27	40,609	39,456	39,391
Powerhouse Intermediate, LLC	(l)	Commercial & Professional Services	S+1025	1.0%	1/12/27	37,210	36,322	37,535
Pretium PKG Holdings, Inc.	(e)	Materials	S+250, 2.5% PIK (2.5% Max PIK)	1.0%	10/2/28	22,547	22,265	23,308
Project Granite Buyer, Inc.	(l)	Insurance	S+575	0.8%	12/31/31	10,433	10,182	10,224
Project Granite Buyer, Inc.	(g)(l)	Insurance	S+575	0.8%	12/31/31	962	962	952
Project Granite Buyer, Inc.	(g)(l)	Insurance	S+575	0.8%	12/31/30	1,606	1,606	1,573
Pyxus Holdings, Inc.	(e)	Food, Beverage & Tobacco	S+800	1.5%	12/31/27	12,234	9,994	11,133
Pyxus Holdings, Inc.	(e)	Food, Beverage & Tobacco	S+800	1.5%	12/31/27	8,156	7,581	8,197
Revlon Intermediate Holdings IV LLC	(e)	Household & Personal Products	S+688	1.0%	5/2/28	15,000	15,034	14,912
Riddell, Inc.	(l)	Consumer Durables & Apparel	S+600, 0.0% PIK (3.0% Max PIK)	1.0%	3/29/29	12,266	11,994	12,266
Riddell, Inc.	(g)(l)	Consumer Durables & Apparel	S+600, 0.0% PIK (3.0% Max PIK)	1.0%	3/29/29	1,250	1,250	1,250
River Ranch One Investments, Ltd.	(l)	Real Estate Management & Development	13.5% PIK (13.5% Max PIK)		9/11/26	31,261	31,267	32,043
River Ranch One Investments, Ltd.	(g)(l)	Real Estate Management & Development	13.5% PIK (13.5% Max PIK)		9/11/26	5,739	5,739	5,882
S&S Holdings LLC	(e)	Consumer Durables & Apparel	S+500	0.5%	3/11/28	3,667	3,606	3,663
Salt Creek Aggregator HoldCo, LLC	(e)(l)	Energy	8.0% PIK (8.0% Max PIK)		7/12/26	20,762	20,829	20,762
SuperRego, LLC	(l)	Consumer Services	15.0% PIK (15.0% Max PIK)		3/30/30	49,347	48,337	49,162
TCFIII Owl Finance LLC	(l)	Capital Goods	12.0% PIK (12.0% Max PIK)		1/30/27	62,711	62,229	54,950
Titan Purchaser, Inc.	(e)	Materials	S+600	1.0%	3/1/30	15,370	15,333	15,543
Travelpro Group Holdings, Inc.	(l)(n)	Consumer Durables & Apparel	S+800	3.0%	10/24/28	41,925	41,092	41,349
TruGreen, LP	(e)	Commercial & Professional Services	S+400	0.8%	11/2/27	13,762	12,993	13,435
United Gaming LLC	(e)(l)	Consumer Services	S+900		6/9/25	45,572	45,497	45,743
United Gaming LLC	(g)(l)	Consumer Services	S+900		6/9/25	118	118	118
United Site Services, Inc.	(e)	Commercial & Professional Services	S+625	0.5%	4/30/30	5,000	5,108	5,188
Vohra Wound Physicians Management, LLC	(l)	Health Care Equipment & Services	S+667	2.5%	8/28/25	42,480	41,909	42,480
WildBrain Ltd.	(l)	Media & Entertainment	S+600	1.0%	7/23/29	506	440	502
WildBrain Ltd.	(l)	Media & Entertainment	S+600	1.0%	7/23/29	31,468	30,893	31,193
WildBrain Ltd.	(g)(l)	Media & Entertainment	S+600	1.0%	7/23/29	2,867	2,867	2,842
WMK, LLC	(l)	Consumer Discretionary Distribution & Retail	S+650	3.0%	1/25/28	18,113	17,625	17,773
WMK, LLC	(g)(l)	Consumer Discretionary Distribution & Retail	S+650	3.0%	1/25/28	1,571	1,571	1,542
See notes to consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Schedule of Investments (continued)
As of December 31, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Wok Holdings, Inc.	(q)	Consumer Services	S+625	0.0%	9/1/29	$22,440	$21,543	$21,703
Total Senior Secured Loans—First Lien							1,544,098	1,485,010
Unfunded Loan Commitments							(69,915)	(69,915)
Net Senior Secured Loans—First Lien							1,474,183	1,415,095

Senior Secured Loans—Second Lien—4.8%
Eversana Life Sciences Services, LLC	(e)	Health Care Equipment & Services	S+800	0.0%	12/17/29	7,000	6,924	6,755
MBS Services Holdings, LLC	(l)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/20/30	31,996	31,067	29,116
MLN US HoldCo LLC	(e)(i)(p)	Technology Hardware & Equipment	S+875	0.0%	11/30/26	14,396	10,640	462
S&S Holdings LLC	(e)	Consumer Durables & Apparel	S+875	0.5%	3/9/29	2,000	2,004	1,910
Salt Creek Aggregator HoldCo, LLC	(e)(i)(l)	Energy			7/12/27	3,701	1,996	2,313
Salt Creek Aggregator HoldCo, LLC	(e)(i)(l)	Energy			7/12/27	23,486	18,450	18,759
TruGreen, LP	(e)	Commercial & Professional Services	S+850	0.8%	11/2/28	10,000	9,878	8,938
Total Senior Secured Loans—Second Lien							80,959	68,253

Senior Secured Bonds—17.2%
Digicel International Finance Ltd.	(o)	Telecommunication Services	9.0%, 1.5% PIK (1.5% Max PIK)		5/25/27	31,681	31,201	31,360
Full House Resorts, Inc.	(n)(o)	Consumer Services	8.3%		2/15/28	16,892	15,490	16,846
Grass Valley Canada ULC	(l)	Technology Hardware & Equipment	8.5% PIK (8.5% Max PIK)		9/20/29	€2,475	1,130	1,009
Grass Valley Dutch Acquisition B.V.	(l)	Technology Hardware & Equipment	8.5% PIK (8.5% Max PIK)		9/20/29	573	261	233
Grass Valley Dutch Holdco B.V.	(l)	Technology Hardware & Equipment	8.5% PIK (8.5% Max PIK)		9/20/29	273	125	111
Guitar Center, Inc.	(n)(o)	Consumer Discretionary Distribution & Retail	8.5%		1/15/26	$37,000	37,063	31,649
JW Aluminum Co.	(n)(o)	Materials	10.3%		6/1/26	43,500	43,500	43,606
Medicine Man Technologies, Inc., Convertible Note	(l)	Pharmaceuticals, Biotechnology & Life Sciences	9.0%, 4.0% PIK (4.0% Max PIK)		12/3/26	16,947	16,803	11,715
North Atlantic Imports, LLC, Convertible Note	(l)	Consumer Durables & Apparel	14.0%, 0.0% PIK (7.0% Max PIK)		11/30/27	31,250	31,446	81,992
Universal Entertainment Corp.	(n)(o)	Consumer Durables & Apparel	9.9%		8/1/29	25,375	25,145	25,331
Total Senior Secured Bonds							202,164	243,852

Subordinated Debt—7.4%
Advisor Group Holdings, Inc.	(n)(o)	Financial Services	10.8%		8/1/27	20,200	19,528	20,962
Five Point Operating Co., LP	(n)(o)	Equity Real Estate Investment Trusts (REITs)	10.5%		1/15/28	19,748	19,769	20,174
See notes to consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Schedule of Investments (continued)
As of December 31, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
LHS, LLC	(l)	Capital Goods	12.0% PIK (12.0% Max PIK)		2/26/27	$39,854	$39,659	$37,562
Pioneer Midco, LLC	(l)	Consumer Services	11.6% PIK (11.6% Max PIK)		11/18/30	25,581	25,591	25,709
Total Subordinated Debt							104,547	104,407

Asset Based Finance—3.6%
Bridge Street CLO I Ltd., Subordinated Notes	(l)(m)(n)(r)	Financial Services	22.3%		7/20/37	28,200	22,306	24,765
Bridge Street CLO I Ltd., Tranche D Notes	(m)(n)(r)	Financial Services	S+705		7/20/37	3,500	3,500	3,496
Bridge Street CLO II Ltd., Subordinated Notes	(l)(m)(n)(r)	Financial Services	19.5%		7/20/34	28,560	23,923	22,281
Total Asset Based Finance							49,729	50,542

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Shares/Units/Number of Contracts	Cost	Fair Value(d)
Equity/Other—12.1%
BusPatrol LLC, Warrants, 12/31/31, Strike: $0.01	(i)(l)	Commercial & Professional Services			6,408	1,314	—
Carnelian Point Holdings LP, Warrants, 6/30/27, Strike: $10	(e)(i)(l)	Consumer Services			30,146	30	—
Chinos Holdings, Inc., Warrants	(i)	Consumer Discretionary Distribution & Retail			412,738	1,446	955
Drive Assurance Corp., Common Stock	(i)(l)	Insurance			18,760	19	1,058
Drive Assurance Corp., Preferred Stock	(l)	Insurance	10.0% PIK (10.0% Max PIK)		1,190	1,190	1,190
Guitar Center, Inc., Preferred Equity	(e)(i)(l)(p)	Consumer Discretionary Distribution & Retail	15.0%		9,003	8,364	—
MBS Services Holdings, LLC, A-3 Units	(i)(k)(l)	Commercial & Professional Services			522,382	522	669
Monitronics International, LLC, Common Equity	(e)(i)(r)	Commercial & Professional Services			997,489	13,517	20,947
Nelson Global Products, Inc., Common Stock	(i)(l)	Automobiles & Components			43,998	1,231	734
Nelson Global Products, Inc., Series A Preferred Stock	(i)(l)	Automobiles & Components			1,268	1,268	1,268
New Giving Acquisition, Inc., Common Stock	(l)(r)	Health Care Equipment & Services			205,227	—	50,609
Penn Foster Inc., Preferred Equity, 11/17/27	(e)(l)	Consumer Services	S+975 PIK (S+975 Max PIK)	1.0%	65,618	64,925	51,535
Riddell, Inc., Preferred Equity, 10/1/29	(l)	Consumer Durables & Apparel	10.0% PIK (10.0% Max PIK)		6,673	6,556	7,240
SCM EPIC, LLC, Common Equity	(i)(k)(l)(s)	Energy			34,800	35,861	29,516
SCM Topco, LLC, Series B Preferred Equity, 7/13/28	(i)(k)(l)	Energy			27,398	2,449	976
SCM Topco, LLC, Series C Common Equity	(i)(k)(l)	Energy			196	—	—
See notes to consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Schedule of Investments (continued)
As of December 31, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Shares/Units/Number of Contracts	Cost	Fair Value(d)
SCM Topco, LLC, Warrants, 7/10/28, Strike: $75,000	(i)(k)(l)	Energy			1	$—	$—
Selecta Group B.V., Contingent Value Notes	(h)(i)(l)	Consumer Discretionary Distribution & Retail			7	3	—
Selecta Group B.V., Warrants	(h)(i)(l)	Consumer Discretionary Distribution & Retail			98	2	—
SuperRego, LLC, Warrants, 7/30/28, Strike: $0.01	(i)(l)	Consumer Services			139,285	56	5,383
Total Equity/Other						138,753	172,080
TOTAL INVESTMENTS—144.8%						$2,050,335	2,054,229
Cash, Cash Equivalents, Restricted Cash and Foreign Currency—13.5%	(f)						191,379
Credit Facilities Payable—(31.9)%							(453,000)
Term Preferred Shares, at Liquidation Value, Net—(28.0)%							(397,851)
Other Assets in Excess of Liabilities—1.6%	(j)						24,211
NET ASSETS—100%							$1,418,968
_________________
€ – Euro.
£ – British Pound.

Interest Rate Swaps
Counterparty	Fund Pays(b)	Fund Receives	Periodic Payment Frequency	Expiration Date	Notional Amount	Fair Value(d)	Unamortized Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	EFFR	3.3%	Semi-Annually	5/16/29	$50,000	$(1,265)	$—	$(1,265)
Total						$(1,265)	$—	$(1,265)
See notes to consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Schedule of Investments (continued)
As of December 31, 2024 (in thousands, except share amounts)
_________________

(a)	Security may be an obligation of one or more entities affiliated with the named company.
(b)
Certain variable rate securities in FS Credit Opportunities Corp.’s, or the Fund’s, portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2024, the three-month Sterling Overnight Index Average, or SONIA, or SA was 4.62%, the Effective Federal Funds Rate, or EFFR, was 4.33%, and the one-month and three-month Term Secured Overnight Financing Rate, or Term SOFR, or S, was 4.33% and 4.31%, respectively. Term SOFR based contracts may include a credit spread adjustment that is charged in addition to the base rate and basis point spread. PIK means paid-in-kind. PIK income accruals may be adjusted based on the fair value of the underlying investment. Variable rate securities with no floor rate use the respective benchmark rate in all cases.

(c)	Denominated in U.S. dollars, unless otherwise noted.
(d)	Fair value is determined by the Fund’s investment adviser, FS Global Advisor, LLC which has been designated by the Fund’s Board of Directors as its valuation designee. The Fund’s current Valuation Policy complies with SEC Rule 2a-5, Good Faith Determinations of Fair Value, and addresses the valuation of investments, fair value hierarchy levels and other significant valuation-related procedures, reporting and recordkeeping. See Note 2 and Note 8 for additional information regarding the fair value of the Fund's financial instruments.
(e)	Security or portion thereof held by Blair Funding LLC, or Blair Funding, a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Blair Funding’s credit facility with Barclays Bank PLC, as administrative agent and Wells Fargo Bank, National Association, as collateral agent (see Note 9).
(f)	Includes $2,340 of a cash equivalent invested in the Allspring Government Money Market Fund with a 7-day yield of 4.42% as of December 31, 2024.
(g)	Security is an unfunded commitment.
(h)	Security or portion thereof held by FS Global Credit Opportunities (Luxembourg) S.à r.l., a wholly-owned subsidiary of the Fund.
(i)	Security is non-income producing.
(j)	Includes the effect of interest rate swaps.
(k)	Security held within FS Global Investments, Inc., a wholly-owned subsidiary of the Fund.
(l)	Security is classified as Level 3 in the Fund’s fair value hierarchy (see Note 8).
(m)
Securities of collateralized loan obligations, or CLOs, where an affiliate of the Fund’s investment adviser serves as collateral manager and administrator (see Note 4). The fair value of the investment may be inclusive of the present value of future senior management fee and subordinated management fee cash flows from the collateral manager and administrator of the CLOs to the Fund. The stated rate on these securities may represent the annualized yield as of December 31, 2024.

(n)
Exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. As of December 31, 2024, the total market value of Rule 144A securities amounted to $250,459, which represented approximately 17.7% of net assets.

(o)
Security or portion thereof held by Bucks Funding, a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Bucks Funding’s prime brokerage facility with BNP Paribas Prime Brokerage International, Ltd., or BNP PBIL. Securities held by Bucks Funding may be rehypothecated from time to time as permitted by Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to the terms and conditions governing Bucks Funding’s prime brokerage facility with BNP PBIL (see Note 9). As of December 31, 2024, five securities with a fair value of $97,795 were rehypothecated by BNP PBIL. The Fund earned $66 of income from rehypothecated securities during the year ended December 31, 2024.

(p)	Security was on non-accrual status as of December 31, 2024.
(q)	Position or portion thereof unsettled as of December 31, 2024.
See notes to consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Schedule of Investments (continued)
As of December 31, 2024 (in thousands, except share amounts)

(r)
Under the Investment Company Act of 1940, as amended, the Fund generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of December 31, 2024, the Fund held investments in portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” The following table presents certain information with respect to investments in portfolio companies of which the Fund was deemed to be an affiliated person as of December 31, 2024:

Portfolio Company	Fair Value at December 31, 2023	Gross Additions(1)	Gross Reductions(2)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2024	Interest Income(3)	Dividend Income(3)	Fee Income(3)
Senior Secured Loans—First Lien
Monitronics International, LLC	$51,412	$—	$(520)	$—	$(65)	$50,827	$6,753	$—	$—
New Giving Acquisition, Inc.	—	30,000	(30,000)	—	—	—	1,775	—	—
Senior Secured Loans—Second Lien
New Giving Acquisition, Inc.	45,844	46	(45,000)	695	(1,585)	—	2,569	—	1,350
Asset Based Finance
Bridge Street CLO I Ltd., Subordinated Notes	24,955	717	(2,084)	—	1,177	24,765	5,338	—	—
Bridge Street CLO I Ltd., Tranche D Notes	—	3,500	—	—	(4)	3,496	233	—	—
Bridge Street CLO II Ltd., Subordinated Notes	25,108	207	(1,164)	—	(1,870)	22,281	4,925	—	—
Bridge Street CLO III Ltd., Subordinated Notes	21,430	1,156	(19,800)	(7,938)	5,152	—	3,804	—	—
Equity/Other
Monitronics International, LLC	20,947	—	—	—	—	20,947	—	—	—
New Giving Acquisition, Inc., Common Stock	76,443	28,915	(29,245)	—	(25,504)	50,609	—	19,497	907
New Giving Acquisition, Inc. Warrants, 8/19/29, Strike: $0.01	6,757	—	(28,915)	28,886	(6,728)	—	—	—	—
Total	$272,896	$64,541	$(156,728)	$21,643	$(29,427)	$172,925	$25,397	$19,497	$2,257
_________________
(1)Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and/or the movement of an existing portfolio company into this category from a different category.
(2)Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and/or the movement of an existing portfolio company out of this category into a different category.
(3)Interest, dividend and fee income are presented for the full year ended December 31, 2024.

See notes to consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Schedule of Investments (continued)
As of December 31, 2024 (in thousands, except share amounts)

(s)
Under the Investment Company Act of 1940, as amended, the Fund generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of December 31, 2024, the Fund held investments in portfolio companies of which it is deemed to be an “affiliated person” and deemed to “control.” The following table presents certain information with respect to investments in portfolio companies of which the Fund was deemed to be an affiliated person and deemed to control as of December 31, 2024:

Portfolio Company	Fair Value at December 31, 2023	Gross Additions(1)	Gross Reductions(2)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2024
Equity/Other
SCM EPIC, LLC, Common Equity	$29,470	$—	$—	$—	$46	$29,516
Total	$29,470	$—	$—	$—	$46	$29,516
_________________
(1)Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
(2)Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

See notes to consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Statement of Assets and Liabilities
(in thousands, except share and per share amounts)

December 31, 2024
Assets
Investments, at fair value
Non-controlled/unaffiliated investments (amortized cost—$1,900,242)	$1,851,788
Non-controlled/affiliated investments (amortized cost—$114,232)	172,925
Controlled/affiliated investments (amortized cost—$35,861)	29,516
Investments, at fair value (amortized cost—$2,050,335)	2,054,229
Cash and cash equivalents	189,113
Restricted cash	2,035
Foreign currency (cost—$245)	231
Interest receivable	21,463
Collateral held at broker	2,436
Receivable for investments sold and repaid	55,033
Swap income receivable	214
Deferred financing costs	1,550
Prepaid expenses and other assets	603
Total assets	$2,326,907
Liabilities
Payable for investments purchased	$25,663
Credit facilities payable(1)	453,000
Term preferred shares (net of unamortized discount and deferred financing costs of $93 and $2,056, respectively)(1)	397,851
Interest expense payable	6,278
Stockholder distributions payable	491
Management fees payable	7,440
Incentive fees payable	4,012
Administrative services expense payable	452
Accounting and administrative fees payable	211
Professional fees payable	482
Swap income payable	323
Directors’ fees payable	183
Unrealized depreciation on swap contracts	1,265
Other accrued expenses and liabilities	10,288
Total liabilities	$907,939
Net assets	$1,418,968
Commitments and contingencies(2)
Composition of net assets
Common stock, $0.001 par value, 750,000,000 shares authorized, 198,355,867 shares issued and outstanding	$198
Capital in excess of par value	1,651,385
Retained earnings (accumulated deficit)	(232,615)
Net assets	$1,418,968
Net asset value per share of common stock at period end	$7.15
______________
(1)See Note 9 for a discussion of the Fund’s financing arrangements and term preferred shares.
(2)See Note 11 for a discussion of the Fund’s commitments and contingencies.
See notes to consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Statement of Operations
(in thousands)

Year Ended December 31, 2024
Investment income
From non-controlled/unaffiliated investments:
Interest income	$190,174
Paid-in-kind interest income	39,732
Fee income	7,265
Dividend income	811
From non-controlled/affiliated investments:
Interest income	25,397
Fee income	2,257
Dividend income	19,497
Total investment income	285,133
Operating expenses
Management fees	29,351
Incentive fees	19,136
Administrative services expenses	4,018
Accounting and administrative fees	795
Interest expense	47,439
Professional fees	1,416
Directors’ fees	732
Other general and administrative expenses	2,710
Total operating expenses	105,597
Net investment income before taxes	179,536
Excise taxes	5,785
Net investment income	173,751
Realized and unrealized gain/loss
Net realized gain (loss) on investments:
Non-controlled/unaffiliated investments	(37,622)
Non-controlled/affiliated investments	21,643
Net realized gain (loss) on swap contracts	1,354
Net realized gain (loss) on options written	16,887
Net realized gain (loss) on forward foreign currency exchange contracts	1,112
Net realized gain (loss) on foreign currency	(195)
Net change in unrealized appreciation (depreciation) on investments:
Non-controlled/unaffiliated investments	44,463
Non-controlled/affiliated investments	(29,427)
Controlled/affiliated investments	46
Net change in unrealized appreciation (depreciation) on swap contracts	(1,265)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	15
Net change in unrealized gain (loss) on foreign currency	(33)
Total net realized gain (loss) and unrealized appreciation (depreciation)	16,978
Net change in provision for taxes on unrealized gains on investments	(2,658)
Net increase (decrease) in net assets resulting from operations	$188,071
See notes to consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Statements of Changes in Net Assets
(in thousands)

	Year Ended December 31,
	2024	2023
Operations
Net investment income	$173,751	$151,857
Net realized gain (loss)	3,179	(115,211)
Net change in unrealized appreciation (depreciation) on investments and provision for taxes on unrealized gains on investments	12,424	207,990
Net change in unrealized appreciation (depreciation) on swap contracts	(1,265)	127
Net change in unrealized appreciation (depreciation) on investments sold short	—	(2,129)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	15	121
Net change in unrealized gain (loss) on foreign currency	(33)	184
Net increase (decrease) in net assets resulting from operations	188,071	242,939

Stockholder distributions(1)
Distributions to stockholders	(141,654)	(126,714)
Net decrease in net assets resulting from stockholder distributions	(141,654)	(126,714)
Total increase (decrease) in net assets	46,417	116,225
Net assets at beginning of period	1,372,551	1,256,326
Net assets at end of period	$1,418,968	$1,372,551
______________
(1)See Note 5 for a discussion of the distributions declared by the Fund.
See notes to consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Statement of Cash Flows
(in thousands)

Year Ended December 31, 2024
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$188,071
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of long-term investments	(978,986)
Paid-in-kind interest	(39,732)
Proceeds from sales and repayments of long-term investments	912,167
Premiums received on options written	20,968
Premiums paid on exit of options written	(4,081)
Net realized (gain) loss on investments	15,979
Net realized (gain) loss on options written	(16,887)
Net change in unrealized (appreciation) depreciation on investments and provision for taxes on unrealized gains on investments	(12,424)
Net change in unrealized (appreciation) depreciation on swap contracts	1,265
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	(15)
Accretion of discount	(15,879)
Amortization of discount and deferred financing costs	2,031
(Increase) decrease in collateral held at broker	(1,375)
(Increase) decrease in receivable for investments sold and repaid	(42,596)
(Increase) decrease in interest receivable	11,312
(Increase) decrease in swap income receivable	(214)
(Increase) decrease in prepaid expenses and other assets	(193)
Increase (decrease) in swap income payable	323
Increase (decrease) in payable for investments purchased	25,598
Increase (decrease) in interest expense payable(1)	149
Increase (decrease) in management fees payable	6
Increase (decrease) in incentive fees payable	724
Increase (decrease) in administrative services expense payable	(339)
Increase (decrease) in accounting and administrative fees payable	11
Increase (decrease) in professional fees payable	(191)
Increase (decrease) in directors’ fees payable	(3)
Increase (decrease) in other accrued expenses and liabilities	1,403
Net cash provided by (used in) operating activities	67,092

Cash flows from financing activities
Stockholder distributions paid	(141,676)
Issuance of term preferred shares(1)	100,000
Borrowings under credit facilities(1)	358,000
Repayments under credit facilities(1)	(295,000)
Deferred financing costs paid	(3,240)
Net cash provided by (used in) financing activities	18,084
Total increase (decrease) in cash, restricted cash and foreign currency(2)	85,176
Cash, cash equivalents and foreign currency at beginning of period	106,203
Cash, cash equivalents, restricted cash and foreign currency at end of period(3)	$191,379

Supplemental disclosure(1)
Excise taxes paid	$4,410
______________
(1)See Note 9 for a discussion of the Fund’s financing arrangements and term preferred shares. During the year ended December 31, 2024, the Fund paid interest expense of $45,259 on financing arrangements and term preferred shares.
(2)Includes net change in unrealized gain (loss) on foreign currency of $(25).
(3)Includes cash, cash equivalents and foreign currency of $189,344 and restricted cash of $2,035. Restricted cash is the cash collateral required to be posted pursuant to the Fund’s derivative contracts.

See notes to consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Financial Highlights
(in thousands, except share and per share amounts)

	Year Ended December 31,
	2024	2023	2022	2021	2020
Per Share Data:(1)
Net asset value, beginning of period	$6.92	$6.33	$7.64	$7.30	$7.50
Results of operations
Net investment income(2)	0.87	0.77	0.68	0.56	0.57
Net realized gain (loss) and unrealized appreciation (depreciation)	0.07	0.46	(1.47)	0.29	(0.22)
Net increase (decrease) in net assets resulting from operations	0.94	1.23	(0.79)	0.85	0.35
Stockholder Distributions:(3)
Distributions from net investment income	(0.71)	(0.64)	(0.52)	(0.51)	(0.55)
Net decrease in net assets resulting from stockholder distributions	(0.71)	(0.64)	(0.52)	(0.51)	(0.55)
Net asset value, end of period	$7.15	$6.92	$6.33	$7.64	$7.30
Market price common stock, end of period	$6.82	$5.67	$4.71	—	—
Shares outstanding, end of period	198,355,867	198,355,867	198,355,867	197,137,781	198,572,491
Total return at net asset value(4)	14.25%	20.11%	(10.69)%	11.90%	5.49%
Total return at market price(5)	34.70%	36.57%	7.19%	—	—

Ratio/Supplemental Data:
Net assets, end of period	$1,418,968	$1,372,551	$1,256,326	$1,506,433	$1,449,623
Ratio of net investment income to average net assets(6)	12.34%	11.49%	9.71%	7.32%	8.27%
Ratio of total operating expenses to average net assets(6)(10)	7.91%	8.28%	7.53%	5.58%	5.12%
Portfolio turnover	45%	36%	33%	55%	67%
Total amount of credit facility borrowings outstanding exclusive of treasury securities	$453,000	$390,000	$285,000	$435,000	$385,000
Asset coverage, per $1,000 of credit facility borrowings(7)(9)	$5,008	$5,285	$6,630	$5,373	$5,509
Asset coverage per unit of credit facility borrowings(7)	5.01	5.28	6.63	5.37	5.51
Total amount of term preferred shares outstanding(9)	$400,000	$300,000	$400,000	$400,000	$300,000
Asset coverage, per $1,000 liquidation value per share of term preferred shares and credit facilities(8)(9)	$2,660	$2,987	$2,759	$2,799	$3,096
Asset coverage per unit of term preferred shares and credit facilities(8)(9)	2.66	2.99	2.76	2.80	3.10
______________
(1)Per share data may be rounded in order to compute the ending net asset value per share.
(2)The per share data was derived by using the average number of shares of common stock outstanding during the applicable period.
(3)The per share data for distributions reflects the actual amount of distributions declared per share of common stock during the applicable period.
(4)The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional shares of common stock of the Fund at the Fund’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period.
See notes to consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Financial Highlights (continued)
(in thousands, except share and per share amounts)
(5)The total return based on market value for each period presented was calculated based on the change in market price during the applicable period, including the impact of distributions reinvested in accordance with the Fund's amended and restated distribution reinvestment plan, or the DRP. Total return based on market value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of the Fund’s common stock. The historical calculation of total return based on market value in the table should not be considered a representation of the Fund’s future total return based on market value, which may be greater or less than the return shown in the table due to a number of factors, including the Fund’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets, general economic conditions and fluctuations in common stock market value. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.
(6)Average daily net assets is used for this calculation.
(7)Represents value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by credit facility borrowings and term preferred shares, to the aggregate amount of credit facility borrowings outstanding representing indebtedness.
(8)Represents value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by credit facility borrowings and term preferred shares, to the aggregate amount of credit facility borrowings and term preferred shares outstanding representing indebtedness.
(9)Presentation of certain amounts in the consolidated financial highlights for the year ended December 31, 2020 has been updated to conform to the presentation of such amounts for the years ended December 31, 2024, 2023, 2022 and 2021.
(10)For the year ended December 31, 2022, the expense ratio includes one-time, non-recurring listing advisory fees, and other listing expenses incurred in connection with the listing on the NYSE. Had the Fund not incurred these expenses, the expense ratio would have been 7.27%.

See notes to consolidated financial statements.

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements
(in thousands, except share and per share amounts)
Note 1. Principal Business and Organization
FS Credit Opportunities Corp., or the Fund, is organized as a Maryland corporation. Prior to March 23, 2022, the Fund was organized as a Delaware statutory trust. On March 23, 2022, the Fund completed its conversion into a Maryland corporation and changed its name to FS Credit Opportunities Corp. The Fund was originally organized on January 28, 2013, operating under the name FS Global Credit Opportunities Fund, and commenced investment operations on December 12, 2013. The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended, or the 1940 Act, that has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. Effective November 14, 2022, the Fund listed its common stock on the New York Stock Exchange, or the NYSE, under the ticker symbol "FSCO."
The Fund’s investment adviser is FS Global Advisor, LLC, or FS Global Advisor, which is a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of the Fund’s sponsor, Franklin Square Holdings, L.P., or FS Investments.
As of December 31, 2024, the Fund had various wholly-owned subsidiaries, including special-purpose financing subsidiaries and subsidiaries through which it holds interests in certain portfolio companies. The consolidated financial statements include both the Fund’s accounts and the accounts of the wholly-owned subsidiaries consolidated as of December 31, 2024 in accordance with U.S. generally accepted accounting principles, or GAAP. All intercompany transactions have been eliminated in consolidation. Certain of the Fund’s consolidated subsidiaries may be subject to foreign income taxes. Additionally, one of the Fund’s consolidated subsidiaries is subject to U.S. federal and state income taxes.
The Fund’s primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation.
Note 2. Summary of Significant Accounting Policies
Basis of Presentation: The accompanying consolidated financial statements of the Fund have been prepared in accordance with GAAP. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. As provided under Accounting Standards Codification Topic 946, Financial Services—Investment Companies, or ASC Topic 946, the Fund will generally not consolidate its investment in a company other than a substantially or wholly-owned investment company or controlled operating company whose business consists of providing services to the Fund. Accordingly, the Fund consolidated the accounts of the Fund's substantially wholly-owned subsidiaries in its consolidated financial statements. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under ASC Topic 946. The Fund has evaluated the impact of subsequent events through the date of the consolidated financial statements were issued.
Use of Estimates: The preparation of the Fund’s consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.
Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund may invest its cash in a money market fund, which is stated at fair value. The Fund’s cash and cash equivalents are maintained with high credit quality financial institutions.
Valuation of Portfolio Investments: The Fund determines the net asset value, or NAV, of its common stock on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE. The Fund calculates the NAV of its common stock by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash and other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of its outstanding shares of common stock. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.
The Fund's board of directors, or the Board, is responsible for overseeing the valuation of the Fund's portfolio investments at fair value as determined in good faith pursuant to FS Global Advisor's valuation policy, or the Valuation Policy. Under the Valuation Policy, the Board has designated FS Global Advisor to be the Fund's valuation designee, with day-to-day responsibility for implementing the portfolio's valuation process set forth in the Valuation Policy subject to the oversight of the Board. The audit committee of the Board is responsible for overseeing FS Global Advisor’s implementation of the Fund’s valuation process. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, FS Global Advisor has adopted methods for determining the fair value of such securities and other assets, pursuant to the responsibility for applying such fair valuation methods that has been designated to it by the Board. In connection with the valuation process, the Board receives valuation reports from FS Global Advisor as valuation designee on a quarterly basis.

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820, issued by the Financial Accounting Standards Board, or FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets for identical securities; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.
The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system, or exchange-traded securities, or securities traded on a privately negotiated over-the-counter secondary market for institutional investors for which indicative dealer quotes are available, or over-the-counter, or OTC, securities. The Fund also may invest in certain illiquid securities issued by private companies and/or thinly traded public companies. These investments are generally subject to restrictions on resale and ordinarily have not established a trading market.
For purposes of calculating NAV, the Fund uses the following valuation methods:
•The market value of each exchange-traded security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.
•If no sale is reported for an exchange-traded security on the valuation date or if a security is an OTC security, the Fund values such investments using quotations obtained from an approved independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by such service from dealers on the valuation date. If a quoted price from such pricing service is deemed by FS Global Advisor to be unreliable (and therefore, not readily available), FS Global Advisor may recommend that the investment may be fair valued by some other means, including, but not limited to, a valuation provided by an approved independent third-party valuation service or by FS Global Advisor's Fair Value Committee, or the Fair Value Committee. For investments for which an approved independent third-party pricing service is unable to obtain quoted prices, the Fund may obtain bid and ask prices directly from dealers who make a market in such securities. In all cases, investments are valued at the mid-point of the prevailing bid-ask range obtained from such sources unless there is a compelling reason to use some other value within the bid-ask range and the justification thereof is documented and retained by FS Global Advisor.
•To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by FS Global Advisor, under the oversight of the Board, in accordance with the Valuation Policy. In making such determination, it is expected that FS Global Advisor may rely upon valuations obtained from an approved independent third-party valuation service. With respect to these investments for which market quotations are not readily available, the Fund undertakes a multi-step valuation process each quarter, as described below:
•The quarterly fair valuation process begins with FS Global Advisor facilitating the delivery of updated quarterly financial and other information relating to each investment to the independent third-party valuation service;
•The independent third-party valuation service then reviews and analyzes the information, along with relevant market and economic data, and determines proposed valuations for each investment according to the valuation methodologies in the Valuation Policy and communicates the information to FS Global Advisor in the form of a valuation range;
•FS Global Advisor then reviews the preliminary valuation information for each portfolio company or investment and provides feedback about the accuracy, completeness and timeliness of the valuation-related inputs considered by the independent third-party valuation service and any suggested revisions thereto prior to the independent third-party valuation service finalizing its valuation range;
•FS Global Advisor then provides the audit committee of the Board with valuation-related information for each investment along with any applicable supporting materials and other information that is relevant to the fair valuation process;
•The audit committee of the Board meets with FS Global Advisor to receive the relevant quarterly reporting and to discuss any questions from the audit committee in connection with the audit committee's role in overseeing the fair valuation process; and preliminary valuations will then be presented to and discussed with the audit committee of the Board;
•Following the completion of fair valuation oversight activities, the audit committee of the Board, with assistance from FS Global Advisor, provides the Board with a report regarding the quarterly valuation process.
Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
Fund’s consolidated financial statements. In making its determination of fair value, FS Global Advisor may use any independent third-party pricing or valuation service, for which it has performed the appropriate level of due diligence. However, FS Global Advisor shall not be required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information sourced by FS Global Advisor, or from any approved independent third-party valuation or pricing service, that FS Global Advisor deems to be reliable in determining fair value under the circumstances.
Below is a description of factors that FS Global Advisor, any approved independent third-party valuation service and the audit committee of the Board may consider when determining the fair value of the Fund’s investments.
The valuation methods utilized for each portfolio company may vary depending on industry and company-specific considerations. Typically, the first step is to make an assessment as to the enterprise value of the portfolio company’s business in order to establish whether the portfolio company’s enterprise value is greater than the amount of its debt as of the valuation date. This analysis helps to determine a risk profile for the applicable portfolio company and its related investments, and the appropriate valuation methodology to utilize as part of the security valuation analysis. The enterprise valuation may be determined using a market or income approach.
Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Fund may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing the borrower’s debt.
For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.
Valuation of Collateralized Loan Obligation, or CLO, subordinated notes considers a variety of relevant factors, including recent purchases and sales known to FS Global Advisor in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model include assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates. These are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions.
The Fund’s equity interests in companies for which there is no liquid public market are valued at fair value. Generally, the value of the Fund’s equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price.
When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. The Board will subsequently value the warrants or other equity securities received at fair value.
When utilized, derivatives will be priced in the same manner as securities and loans, i.e. primarily by approved independent third-party pricing services, or secondarily through counterparty statements if there are no prices available from such pricing services. With respect to credit derivatives, where liquidity is limited due to the lack of a secondary market for the underlying reference obligation and where a price is not provided by an approved independent third-party pricing service, such derivatives will be valued after considering, among other factors, the valuation provided by the counterparty with which the Fund has established the position. For other over-the-counter derivatives, the value of the underlying securities, among other factors, will be reviewed and considered by FS Global Advisor in determining the appropriate fair value.
Forward foreign currency exchange contracts typically will be valued at their quoted daily prices obtained from an independent third party. Swaps (other than centrally cleared) typically will be valued using valuations provided by an approved independent third-party pricing service. Such valuations generally will be based on the present value of fixed and projected floating rate cash flows over the term of the swap contract and, in the case of credit default swaps, generally will be based on credit spread quotations obtained from broker-dealers and expected default recovery rates determined by the approved independent third-party pricing service using proprietary models. Future cash flows will be discounted to their present value using swap rates provided by electronic data services or by broker-dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts and swap contracts are not recorded in the consolidated statement of assets and liabilities. Fluctuations in the value of the forward foreign currency exchange contracts and swap contracts are recorded in the consolidated statement of assets and liabilities as an asset (liability) and in the consolidated statement of operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gains (losses).

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
Revenue Recognition: Security transactions are accounted for on the trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income on the ex-dividend date. The Fund does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment.
Loan origination fees, original issue discount, market discount and market premium are capitalized and such amounts are amortized/accreted as interest income over the respective term of the loan or security, except market premium on callable bonds, which are amortized to the call date. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. The Fund records prepayment fees on loans and securities as fee income when it receives such amounts. For the year ended December 31, 2024, the Fund did not receive any structuring and upfront fee revenue.
The Fund invests in CLOs. Interest income from investments in the “equity” class of these CLOs (in the Fund's case, subordinated notes) is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with Accounting Standards Codification Topic 325-40-35, Beneficial Interests in Securitized Financial Assets, or ASC Topic 325. The Fund monitors the expected cash inflows from its equity investments in CLOs, including the expected principal repayments. The effective yield is determined and updated quarterly.
Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized, and the respective unrealized gain or loss on foreign currency for any foreign denominated investments. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.
Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To maintain its qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its stockholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year. The Fund also will be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.
Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its consolidated statement of operations. During the year ended December 31, 2024, the Fund did not incur any interest or penalties.
The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has recorded a provision for taxes on unrealized gains on investments of $3,113 for the year ended December 31, 2024 in the Fund's consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service, or the IRS, and state departments of revenue.
Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, helps to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.
Credit Default Swaps: The Fund may enter into credit default swaps to manage credit risk, gain exposure to a credit in which it may otherwise invest or to enhance its returns. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a specified credit event with respect to the issuer of the debt obligation, such as a U.S. or foreign corporate issuer or sovereign issuer, occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no specified credit event occurs, the Fund would have paid the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay principal or interest, restructuring, obligation acceleration and repudiation or moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller of a credit default swap contract, the Fund may create economic leverage because, in addition to its net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily and is recorded as realized loss or gain. The Fund records an increase or decrease to unrealized appreciation (depreciation) on credit default swaps in an amount equal to the change in daily valuation. Upfront payments or receipts, if any, are recorded as unamortized swap premiums paid or received, respectively, and are amortized over the life of the swap contract as realized losses or gains. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation (depreciation) on credit default swaps to determine the market value of swaps as presented in Note 6 and Note 8. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.
Interest Rate Swaps: The Fund enters into interest rate swaps to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. An interest rate swap contract is an exchange of interest rates between counterparties. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal.
Options: The Fund may purchase or write call and put options in an effort to manage risk and/or generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. Premiums paid on options purchased and premiums received on options written are reflected as an asset and liability, respectively. The amount of the asset or liability is subsequently marked-to-market to reflect the current fair value of the option purchased or written. When an instrument is purchased or sold through an exercise of an option, the related premium received is deducted from the basis of the instrument acquired or added to the proceeds of the instrument sold. When an option expires, the Fund realizes a gain on the option to the extent of the premiums received. When an option is exercised, the Fund realizes a loss to the extent the cost of closing the option exceeds the premiums received, or a gain to the extent the premiums received exceed the cost of closing the option.
Distributions: Distributions to the Fund’s stockholders are recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund intends to authorize and declare and pay ordinary cash distributions on a monthly basis. Net realized capital gains, if any, will be distributed or deemed distributed at least annually. Distributions to holders of Term Preferred Shares are accrued on a daily basis as described in Note 9. As required by Accounting Standards Codification Topic 480, Distinguishing Liabilities from Equity, issued by the FASB, the Fund includes the accrued distributions on its Term Preferred Shares as an operating expense due to the fixed term of this obligation. For tax purposes, the payments made to holders of the Fund’s Term Preferred Shares are treated as distributions.

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
Recent Accounting Pronouncements: In November 2023, the FASB issued ASU 2023-07, “Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures,” or ASU 2023-07, which enhances the disclosures required for reportable segments on an annual and interim basis. ASU 2023-07 is effective on a retrospective basis for annual periods beginning after December 15, 2023, for interim periods within fiscal years beginning after December 15, 2024, and early adoption is permitted. The Fund has adopted ASU 2023-07 effective December 31, 2024, and concluded that the application of this guidance did not have any material impact on its consolidated financial statements.
The Fund operates through a single operating and reporting segment with an investment objective to generate current income and, to a lesser extent, long-term capital appreciation. The chief operating decision maker, or CODM, is the Fund's chief executive officer. The CODM assesses the performance and makes operating decisions of the Fund on a consolidated basis primarily based on the Fund’s change in net assets resulting from operations. In addition to numerous other factors and metrics, the CODM utilizes net investment income as a key metric in determining the amount of dividends to be distributed to the Fund’s common stockholders. As the Fund’s operations comprise of a single reporting segment, the segment assets are reflected on the accompanying consolidated statement of assets and liabilities as “total assets” and the significant segment expenses are listed on the accompanying consolidated statement of operations.
Note 3. Share Transactions
Share Repurchase Program
During the years ended December 31, 2024 and 2023, the administrator for the Fund's amended and restated distribution reinvestment plan, or DRP, purchased 967,221 shares and 865,193 shares, respectively, of the Fund's common stock in the open market at an average price per share of $6.27 (totaling $6,060) and $5.23 (totaling $4,526), respectively, pursuant to the DRP, and distributed such shares to participants in the DRP. During the period from January 1, 2025 to February 28, 2025, the administrator for the DRP purchased 76,282 shares of common stock in the open market at an average price per share of $6.83 (totaling $521) pursuant to the DRP, and distributed such shares to participants in the DRP. For additional information regarding the terms of the DRP, see Note 5.
FSH Seed Capital Vehicle I LLC, a wholly-owned subsidiary of the Fund's sponsor, FS Investments, entered into a share purchase plan on June 12, 2023, which expired on June 12, 2024. FSH Seed Capital Vehicle I LLC's plan provided for the purchase of an aggregate dollar value of the Fund's common stock of $8,536. FSH Seed Capital Vehicle I LLC's trading plan was entered into during an open insider trading window and was established to comply with Rule 10b5-1 and Rule 10b-18, and to qualify for the safe harbors thereunder, under the Securities Exchange Act of 1934, as amended, and the Fund's policies regarding insider transactions. During the year ended December 31, 2023, FSH Seed Capital Vehicle I LLC purchased 321,821 shares of common stock. During the year ended December 31, 2024, FSH Seed Capital Vehicle I LLC did not purchase any common stock. All of FSH Seed Capital Vehicle I LLC's purchases were made in open-market transactions, not pursuant to the share purchase plan.
Note 4. Related Party Transactions
Compensation of the Investment Adviser and its Affiliates
Prior to November 14, 2022, pursuant to the investment advisory agreement, dated as of April 18, 2019, or the Investment Advisory Agreement, FS Global Advisor was entitled to (a) an annual management fee of 1.50% of the Fund’s average daily gross assets (gross assets equaled total assets set forth on the Fund’s consolidated statement of assets and liabilities) and (b) an incentive fee based on the Fund’s performance.
On November 14, 2022, the Fund and FS Global Advisor amended and restated the Investment Advisory Agreement, or the A&R Investment Advisory Agreement. Pursuant to the A&R Investment Advisory Agreement, effective as of November 14, 2022, FS Global Advisor is entitled to (a) an annual management fee of 1.35% of the Fund’s average daily gross assets (gross assets equals total assets set forth on the Fund’s consolidated statement of assets and liabilities) and (b) an incentive fee based on the Fund’s performance. Management fees are calculated and payable quarterly in arrears.
Under the A&R Investment Advisory Agreement, the incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a preferred return rate, expressed as a rate of return on the Fund’s net assets, equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to FS Global Advisor under the administration agreement, dated as of July 15, 2013, by and between the Fund and FS Global Advisor, or the Administration Agreement, and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with paid-in-kind interest and zero

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 4. Related Party Transactions (continued)
coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
The calculation of the incentive fee for each quarter is as follows:
•No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly preferred return rate of 1.50% (6.00% annualized);
•100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the preferred return rate but is less than or equal to 1.667% in any calendar quarter (6.667% annualized) is payable to FS Global Advisor. This portion of the Fund’s pre-incentive fee net investment income which exceeds the preferred return rate but is less than or equal to 1.667% is referred to as the “catch-up.” The “catch-up” provision is intended to provide FS Global Advisor with an incentive fee of 10.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.667% in any calendar quarter; and
•10.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.667% in any calendar quarter (6.667% annualized) is payable to FS Global Advisor once the preferred return rate and catch-up have been achieved (10.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to FS Global Advisor).
Under the Administration Agreement, the Fund reimburses FS Global Advisor for its actual costs incurred in providing administrative services to the Fund, including FS Global Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to the Fund on behalf of FS Global Advisor. Such services include general ledger accounting, fund accounting, legal services, investor and government relations and other administrative services. FS Global Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s stockholders and reports filed with the Securities and Exchange Commission, or the SEC. In addition, FS Global Advisor assists the Fund in calculating NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Fund’s stockholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. FS Global Advisor is required to allocate the cost of these services to the Fund based on factors such as assets, revenues and/or time allocations. At least annually, the Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of administrative expenses among the Fund and certain affiliates of FS Global Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board compares the total amount paid to FS Global Advisor for such services as a percentage of the Fund’s net assets to the same ratio as reported by other comparable investment companies. The Fund will not reimburse FS Global Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Global Advisor.
The following table describes the fees and expenses incurred under the A&R Investment Advisory Agreement and the Administration Agreement during the year ended December 31, 2024:

Related Party	Source Agreement	Description	Amount
FS Global Advisor	A&R Investment Advisory Agreement	Management Fee(1)	$29,351
FS Global Advisor	A&R Investment Advisory Agreement	Incentive Fee(2)	$19,136
FS Global Advisor	Administration Agreement	Administrative Services Expenses(3)	$4,018
______________
(1)During the year ended December 31, 2024, $29,345 in management fees were paid to FS Global Advisor. As of December 31, 2024, $7,440 in management fees were payable to FS Global Advisor.
(2)During the year ended December 31, 2024, $18,412 in incentive fees were paid to FS Global Advisor. As of December 31, 2024, $4,012 in incentive fees were payable to FS Global Advisor.
(3)During the year ended December 31, 2024, the Fund paid $4,087 in administrative services expenses to FS Global Advisor.
Potential Conflicts of Interest
FS Global Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of the investment advisers to certain other BDCs, closed-end management investment companies, private funds, and separately managed accounts, or the Fund Complex. As a result, such personnel provide or expect to provide investment advisory services to certain other funds in the Fund Complex and such personnel may serve in similar or other capacities for the investment advisers to future investment vehicles in the Fund Complex. While the investment personnel of FS Global Advisor are not currently providing investment advisory services for clients other than for the Fund Complex, they may do so in the future. In the event that FS Global Advisor provides investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 4. Related Party Transactions (continued)
consistent with the Fund’s investment objectives and strategies, so that the Fund will not be disadvantaged in relation to any other client of FS Global Advisor or its management team. In addition, even in the absence of FS Global Advisor retaining additional clients, it is possible that some investment opportunities may be provided to other entities in the Fund Complex, rather than to the Fund. In some cases, FS Global Advisor (or an affiliate) will receive a fee from a third-party investor for making excess investment opportunities available, and such fee creates an incentive to recommend such opportunities to the Fund Complex and to allocate opportunities to such a third-party investor. Additionally, members of the senior management and investment teams and other employees of FS Global Advisor or its members or their respective affiliates may from time to time invest in portfolio companies in which the Fund invests. For additional information regarding potential conflicts of interest, see "Item 13. Portfolio Managers of Closed-End Management Investment Companies."
Exemptive Relief
The Fund has been granted exemptive relief by the SEC that permits the Fund to participate in certain negotiated co-investments alongside other funds managed by FS Global Advisor or certain of its affiliates, subject to certain conditions, including (i) that a majority of the Board who have no financial interest in the co-investment transaction and a majority of the Board who are not “interested persons,” as defined in the 1940 Act, approve the co-investment and (ii) that the price, terms and conditions of the co-investment will be identical for each fund participating pursuant to the exemptive relief.
Bridge Street CLO I Ltd., Bridge Street CLO II Ltd. and Bridge Street CLO III Ltd. (each, a CLO Issuer)
The collateral manager and administrator of each CLO Issuer, FS Structured Products Advisor, LLC, or FSSPA, is an affiliate of FS Global Advisor. In accordance with an amended and restated agreement between FSSPA and the Fund, as long as the Fund owns more than 4.99% of any CLO Issuer’s equity, FSSPA will reimburse the Fund on a quarterly basis in an amount equal to all of the compensation received by FSSPA from Bridge Street CLO II Ltd. and a portion of the compensation received by FSSPA from each of Bridge Street CLO I Ltd., and Bridge Street CLO III Ltd., equal to the Fund's percentage ownership of Bridge Street CLO I Ltd.'s and Bridge Street CLO III Ltd.'s subordinated notes, in each case, for FSSPA's collateral management and collateral administrator services less certain administrative costs borne by FSSPA during the relevant quarter as defined in the agreement. On September 9, 2024, the Fund sold its entire investment in Bridge Street CLO III Ltd.'s subordinated notes, at which point, the Fund was no longer eligible for reimbursement of Bridge Street CLO III Ltd.'s portion of compensation due from FSSPA under the amended and restated agreement.
On the respective CLO issuance dates, the respective CLO Issuer issued to the market various tranches of notes, including the issuance of subordinated notes to the Fund in each case. Upon any refinancing of the CLO notes issued by a CLO Issuer, the Fund may acquire additional tranches of the refinanced CLO notes.
The following table presents summary information with respect to the Fund’s CLO issuances:

CLO Issuer	CLO Issuance Date	CLO Reset Date	Total CLO Notes Issued	Subordinated Notes Issued to the Fund
Bridge Street CLO I Ltd.(1)	January 28, 2021	January 21, 2024	$357,200	$28,200
Bridge Street CLO II Ltd.	September 2, 2021	N/A	$355,950	$28,560
______________
(1)The Total CLO Notes Issued represents the total notes issued after the January 21, 2024 refinance. Prior to January 21, 2024, there were $353,700 notes issued.
Note 5. Distributions
During the years ended December 31, 2024 and 2023, the Fund declared and paid cash distributions of $0.71 per share of common stock in the total amount of $141,654 and $0.64 per share of common stock in the total amount of $126,714, respectively.
On January 9, 2025 and February 10, 2025, the Board declared regular monthly cash distributions for January and February 2025, respectively, each in the amount of $0.0645 per share of common stock. The regular monthly cash distributions have been or will be paid monthly to stockholders of record as of monthly record dates previously determined by the Board. From time to time, the Fund may also pay special interim cash distributions at the discretion of the Board. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Board.
Pursuant to the DRP, the Fund will reinvest all cash dividends or distributions declared by the Board on behalf of all stockholders who do not elect to receive their distributions in cash. As a result, if the Board declares a distribution, then stockholders who have not elected to “opt out” of the DRP will have their distributions automatically reinvested in additional shares of the Fund’s common stock.
The Fund may fund its cash distributions to stockholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income, short-term and long-term capital gains proceeds from the sale of assets, gains from credit default

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 5. Distributions (continued)
swaps, non-capital gains proceeds from the sale of assets and distributions on account of preferred and common equity. The Fund has not established limits on the amount of funds it may use from available sources to make distributions.
The following table reflects the sources of the cash distributions on a tax basis that the Fund declared on its common stock during the years ended December 31, 2024 and 2023:

	Year Ended December 31,
	2024		2023
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Net investment income(1)	$141,654	100%	$126,714	100%
Total	$141,654	100%	$126,714	100%

____________________
(1)The Fund’s net investment income on a tax basis for the years ended December 31, 2024 and 2023 was $196,221 and $164,630, respectively. The determination of the tax attributes of the Fund’s distributions is made annually as of the end of the Fund’s fiscal year based upon the Fund’s taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.
The Fund’s net investment income on a tax basis may be adjusted based on the filing of the Fund’s tax return. The difference between the Fund’s GAAP-basis net investment income and its tax-basis net investment income is primarily due to the tax treatment of unrealized appreciation (depreciation) on certain investments, realized foreign currency gains (losses), accrual of income for tax different from accrual of income for GAAP, non-deductible excise tax, non-deductible interest expense on Term Preferred Shares and fees recognized upon prepayment of loans.
The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income for the year ended December 31, 2024:

GAAP-basis net investment income	$173,751
Tax treatment of unamortized original issue discount and prepayment fees	(10,025)
Foreign currency gains (losses)	916
Non-deductible excise tax	5,785
Non-deductible interest expense and deferred financing costs on Term Preferred Shares	18,837
Income subject to tax not recorded for GAAP	8,044
Other miscellaneous differences	(1,087)
Tax-basis net investment income	$196,221
The Fund may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences. During the year ended December 31, 2024, the Fund increased retained earnings (accumulated deficit) by $8,536 and decreased capital in excess of par value by $8,536. This reclassification has no impact on the net assets of the Fund.
As of December 31, 2024, the components of retained earnings (accumulated deficit) on a tax basis were as follows:

Distributable ordinary income	$147,617
Capital loss carryover(1)	(356,536)
Net unrealized appreciation (depreciation)	(14,940)
Other temporary differences	(8,756)
Total	$(232,615)
____________________
(1)The capital loss carryover is available to reduce capital gain distribution requirements in future years and does not expire. As of December 31, 2024, the Fund had a long-term capital loss carryover of $341,656 and short-term capital loss carryover of $14,880. Future utilization of these losses may be limited. Any unused balances resulting from such limitations may be carried forward into future years indefinitely.
The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $2,064,766 as of December 31, 2024. Aggregate net unrealized appreciation (depreciation) on a tax basis was $(10,537), which was comprised of gross unrealized appreciation of $46,348 and gross unrealized depreciation of $56,885, as of December 31, 2024.

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 5. Distributions (continued)
As of December 31, 2024, the Fund had a gross deferred tax asset of $39,193 resulting from deferred interest expense, capital losses and net operating losses in the Fund’s wholly-owned taxable subsidiary and a deferred tax liability of $20,456 resulting from unrealized appreciation on investments held by the Fund’s wholly-owned taxable subsidiary. As of December 31, 2024, the wholly-owned taxable subsidiary, FS Global Investments, Inc. anticipated that it would be unable to fully utilize the deferred tax asset, therefore, the deferred tax asset was offset by a valuation allowance of $21,850. For the year ended December 31, 2024, the Fund recorded a provision (benefit) for taxes related to FS Global Investments, Inc. of $2,658 related to the deferred tax liability. As of December 31, 2024, the Fund had a deferred tax liability of $3,113.
Note 6. Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward contracts, futures contracts, swap contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.
Each forward foreign currency exchange contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.
The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund enters into interest rate swap contracts to gain or reduce exposure to fluctuations in interest rates.
An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Interest rate swaps are used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.
Each interest rate swap is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of interest rate swaps contains the risk that the value of an interest rate swap changes unfavorably due to movements in interest rates, as well as the risk that the counterparty to the swap will default on its contractual delivery obligations.
The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into total return swap and credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest or to enhance its returns. The Fund may also purchase and write call and put options in an effort to manage risk and/or generate gains from options premiums.
Credit default swaps are contracts in which one party makes a periodic stream of payments to another party in exchange for protection in the event of a specified credit event with respect to a specified issuer of a debt obligation. Credit events are contract specific but may include bankruptcy, failure to pay principal or interest, restructuring, obligation acceleration and repudiation or moratorium.
If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily and is recorded as realized gain or loss. The Fund records an increase or decrease to unrealized appreciation (depreciation) on credit default swaps in an amount equal to the change in daily valuation. Upfront payments or receipts, if any, are recorded as unamortized swap premiums paid or received, respectively, and are amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation (depreciation) on credit default swaps to determine the

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 6. Financial Instruments (continued)
market value of swaps. Credit default swaps involve certain risks, including the risk that the seller may be unable to fulfill the transaction.
The Fund may enter into swap contracts containing provisions allowing the counterparty to terminate the contract under certain conditions, including, but not limited to, a decline in the Fund’s NAV below a certain level over a certain period of time, which would trigger a payment by the Fund for those swaps in a liability position. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the writer to sell (if the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.
In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market, or market risk. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.
The fair value of open derivative instruments (which are not considered to be hedging instruments for accounting purposes) by risk exposure as of December 31, 2024 was as follows:

Fair Value
	Derivative Assets	Derivative Liabilities
Interest Rate Risk
Interest rate swaps	—	$1,265(1)
______________
The Fund’s derivative assets and liabilities at fair value by risk, presented in the table above, are reported on a gross basis on the Fund’s consolidated statement of assets and liabilities and located as follows:
(1)Unrealized depreciation on swap contracts.

The following table presents the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets or pledged by the Fund for liabilities as of December 31, 2024:

Counterparty	Derivative Assets(1)	Derivative Liabilities(1)	Net Value of Derivatives	Non-Cash Collateral (Received) Pledged(2)	Cash Collateral (Received) Pledged(2)	Net Amount of Derivative Assets (Liabilities)(3)
Barclays Bank PLC	—	$(1,265)	$(1,265)	—	$1,265	—
______________
(1)Exchanged-traded or centrally-cleared derivatives are excluded from these reported amounts.
(2)In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(3)Net amount of derivative assets and liabilities represents the net amount due from the counterparty to the Fund and the net amount due from the Fund to the counterparty, respectively, in the event of default.

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 6. Financial Instruments (continued)
The effect of derivative instruments (which are not considered to be hedging instruments for accounting purposes) on the Fund’s consolidated statement of operations by risk exposure for the year ended December 31, 2024 was as follows:

	Net Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Currency Risk
Forward foreign currency exchange contracts	$ 1,112(1)	$ 15(2)
Interest Rate Risk
Interest rate swaps	$ 1,354(3)	$ (1,265)(4)
Market Risk
Options purchased	$ (25,421)(5)	—
Options written	$ 16,887(6)	—
______________
The Fund’s derivative instruments at fair value by risk, presented in the table above, are reported on the Fund’s consolidated statement of operations and located as follows:
(1)Net realized gain (loss) on forward foreign currency exchange contracts.
(2)Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
(3)Net realized gain (loss) on swap contracts.
(4)Net change in unrealized appreciation (depreciation) on swap contracts.
(5)Net realized gain (loss) on investments—non-controlled/unaffiliated.
(6)Net realized gain (loss) on options written.
The average notional amounts of forward foreign currency exchange contracts, interest rate swaps and options written outstanding during the year ended December 31, 2024, which are indicative of the volumes of these derivative types, were $17,326, $30,769 and $784, respectively.
When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as a liability. The amount of the liability is subsequently marked-to-market to reflect the current fair value of the option written. Written options activity for the year ended December 31, 2024 was as follows:

Options Written
Fair value at beginning of period	$—
Net realized gain (loss)	16,887
Net change in unrealized appreciation (depreciation)	—
Premiums received on options written	(20,968)
Premiums paid on exit	4,081
Fair value at end of period	$—
Note 7. Investment Portfolio
The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of December 31, 2024:

	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$1,474,183	$1,415,095	69%
Senior Secured Loans—Second Lien	80,959	68,253	3%
Senior Secured Bonds	202,164	243,852	12%
Subordinated Debt	104,547	104,407	5%
Asset Based Finance	49,729	50,542	3%
Equity/Other	138,753	172,080	8%
Total	$2,050,335	$2,054,229	100%
______________
(1)Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 7. Investment Portfolio (continued)
In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of a portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.
As of December 31, 2024, the Fund held investments in four portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control,” and held an investment in one portfolio company of which it is deemed to “control,” each as defined in the 1940 Act. For additional information with respect to such portfolio companies, see footnotes (r) and (s) to the consolidated schedule of investments as of December 31, 2024 included herein.
The Fund’s investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of December 31, 2024, the Fund had twenty senior secured loan investments with aggregate unfunded commitments of $69,915. The Fund maintains sufficient cash on hand and/or available borrowings to fund such unfunded commitments should the need arise.
The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of December 31, 2024:

Industry Classification	Fair Value	Percentage of Portfolio
Automobiles & Components	$35,687	2%
Capital Goods	170,375	8%
Commercial & Professional Services	218,698	11%
Consumer Discretionary Distribution & Retail	72,547	3%
Consumer Durables & Apparel	185,357	9%
Consumer Services	338,913	16%
Energy	72,326	3%
Equity Real Estate Investment Trusts (REITs)	20,174	1%
Financial Services	128,844	6%
Food, Beverage & Tobacco	19,330	1%
Health Care Equipment & Services	258,134	13%
Household & Personal Products	14,912	1%
Insurance	12,429	1%
Materials	99,441	5%
Media & Entertainment	57,674	3%
Pharmaceuticals, Biotechnology & Life Sciences	71,806	3%
Real Estate Management & Development	72,936	4%
Software & Services	77,543	4%
Technology Hardware & Equipment	19,167	1%
Telecommunication Services	51,063	2%
Transportation	56,873	3%
Total	$2,054,229	100%
Purchases and sales of securities during the year ended December 31, 2024, other than short-term securities and U.S. government obligations, were $978,986 and $912,167, respectively.
Note 8. Fair Value of Financial Instruments
Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an asset or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes valuation techniques that maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 8. Fair Value of Financial Instruments (continued)
Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.
Level 3: Inputs that are unobservable for an asset or liability.
A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.
As of December 31, 2024, the Fund’s investments and derivatives were categorized as follows in the fair value hierarchy:

Asset Description	Level 1	Level 2	Level 3	Total
Senior Secured Loans—First Lien	$—	$470,644	$944,451	$1,415,095
Senior Secured Loans—Second Lien	—	18,065	50,188	68,253
Senior Secured Bonds	—	148,792	95,060	243,852
Subordinated Debt	—	41,136	63,271	104,407
Asset Based Finance	—	3,496	47,046	50,542
Equity/Other	—	21,902	150,178	172,080
Total Investments	—	704,035	1,350,194	2,054,229
Total Assets	$—	$704,035	$1,350,194	$2,054,229

Liability Description	Level 1	Level 2	Level 3	Total
Interest Rate Swaps	$—	$(1,265)	$—	$(1,265)
Total Liabilities	$—	$(1,265)	$—	$(1,265)
The Board is responsible for overseeing the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Valuation Policy. The Board has designated FS Global Advisor, as the Fund's valuation designee, with day-to-day responsibility for implementing the Fund’s portfolio valuation process set forth in the Valuation Policy, subject to oversight by the Board. The audit committee of the Board is responsible for overseeing FS Global Advisor’s implementation of the Fund’s valuation process.
The Fund’s investments consist primarily of debt securities that are traded on a private over-the-counter market for institutional investors and are typically classified as Level 2 within the fair value hierarchy. Except as described below, the Fund values its investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the period end, which are provided by an independent third-party pricing service and screened for validity by such service. Investments that are traded on an active public market are valued at their closing price as of the date of the financial statements and are classified as Level 1 within the fair value hierarchy. Forward foreign currency exchange contracts and swaps are valued at their quoted daily prices obtained from an independent third party. Debt investments, for which broker quotes are not available, are valued by an independent third-party valuation firm, which determines the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. Except as described above, all of the Fund’s equity/other investments are also valued by the same independent valuation firm, which determines the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. Investments valued by an independent third-party valuation firm are typically classified as Level 3 within the fair value hierarchy. An investment that is newly issued and purchased near the date of the financial statements is valued at cost if FS Global Advisor determines that the cost of such investment is the best indication of its fair value. When a current price is not available from an independent third-party pricing service, investments of minimal value may be valued by FS Global Advisor as determined in good faith.
FS Global Advisor periodically benchmarks the bid and ask prices it receives from the third-party pricing service and/or dealers and independent valuation firms against the actual prices at which the Fund purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, FS Global Advisor believes that these prices are reliable indicators of fair value. FS Global Advisor reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Valuation Policy.

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 8. Fair Value of Financial Instruments (continued)
The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value for the year ended December 31, 2024:

	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Subordinated Debt			Asset Based Finance	Equity/Other	Total
Fair value at beginning of period	$512,763	$65,994	$91,166		$—		$79,765	$162,371	$912,059
Accretion of discount (amortization of premium)	5,460	170	424		86		4	123	6,267
Net realized gain (loss)	22	(7,229)	—		—		(7,812)	26,100	11,081
Net change in unrealized appreciation (depreciation)	(10,984)	5,993	33,254		1,421		4,483	(22,395)	11,772
Purchases	581,464	26,540	1,125		23,454		2,080	6,677	641,340
Paid-in-kind interest	14,726	4,403	881		6,520		—	7,379	33,909
Sales and repayments	(190,690)	(45,683)	—		—		(31,474)	(30,107)	(297,954)
Transfers into Level 3(1)	31,690	—	—		31,790	(2)	—	30	63,510
Transfers out of Level 3(1)	—	—	(31,790)	(2)	—		—	—	(31,790)
Fair value at end of period	$944,451	$50,188	$95,060		$63,271		$47,046	$150,178	$1,350,194
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(13,132)	$(529)	$33,254		$1,421		$(693)	$(18,483)	$1,838
______________
(1)Transfers into and out of Level 3 are deemed to have occurred as a result of, among other factors, changes in liquidity, the depth and consistency of prices from third-party pricing services and the existence of observable trades in the market. Transfers between levels of the fair value hierarchy are deemed to have occurred at the beginning of the reporting year. Transfers into and out of Level 3 may also include transfers between investment categories, which are also deemed to have occurred at the beginning of the reporting year.
The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of December 31, 2024 are as follows:

Type of Investment	Fair Value	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$793,066	Market Comparables	Market Yield (%)	7.5%-20.8%	12.9%
	151,385	Other(2)
Senior Secured Loans—Second Lien	50,188	Market Comparables	Market Yield (%)	14.8%-26.0%	16.6%
Senior Secured Bonds	54,064	Market Comparables	Market Yield (%)	10.3%-37.0%	16.3%
	40,996	Other(2)
Subordinated Debt	63,271	Market Comparables	Market Yield (%)	11.2%-15.0%	13.4%
Asset Based Finance	47,046	Discounted Cash Flow	Discount Rate (%)	12.0%-13.0%	12.5%
Equity/Other	120,662	Market Comparables	Market Yield (%)	14.5%-38.0%	15.0%
			EBITDA Multiples (x)	6.0x-11.5x	6.8x
	29,516	Discounted Cash Flow	Discount Rate (%)	12.4%	12.4%
Total	$1,350,194
______________
(1)For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement.
(2)Fair value based on expected outcome of proposed corporate transactions, other factors or determined in good faith by FS Global Advisor.

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 9. Financing Arrangements and Term Preferred Shares
The following table presents summary information with respect to the Fund’s outstanding financing arrangements and term preferred shares as of December 31, 2024:

Arrangement	Type of Arrangement	Rate	Amount Outstanding(2)	Amount Available	Maturity Date
Bucks Funding Facility(1)	Revolving Credit Facility	S+1.30%	$103,000	$97,000	September 27, 2025(4)
Blair Funding Facility(1)	Revolving Credit Facility	S+2.15%(3)	65,000	—	December 15, 2026
Blair Funding Facility(1)	Term Loan	S+2.15%(3)	285,000	—	December 15, 2026
Series 2025 Term Preferred Shares(5)	Fixed Rate Shares	4.49%	50,000	—	November 1, 2025
Series 2025-2 Term Preferred Shares(5)	Fixed Rate Shares	4.00%	50,000	—	November 1, 2025
Series 2026 Term Preferred Shares(5)	Fixed Rate Shares	5.426%	100,000	—	February 1, 2026
Series 2027 Term Preferred Shares(5)	Fixed Rate Shares	2.95%	100,000	—	January 31, 2027
Series 2029 Term Preferred Shares(5)	Fixed Rate Shares	6.70%	100,000	—	May 16, 2029
Total			$853,000	$97,000
______________
(1)Borrowings of each of the Fund’s financing facilities are considered senior securities representing indebtedness for purposes of complying with the asset coverage requirements under the 1940 Act applicable to closed-end management investment companies.
(2)The carrying amount outstanding under the facility approximates its fair value, unless otherwise noted.
(3)Term SOFR is subject to a 0.00% floor.
(4)As described below, this facility generally is terminable upon 270 days’ notice by BNP PBIL or two business days’ notice by the Fund. As of December 31, 2024, neither party to the facility had provided notice of its intent to terminate the facility.
(5)As of December 31, 2024, the fair value of the Series 2025 Term Preferred Shares, Series 2025-2 Term Preferred Shares, Series 2026 Term Preferred Shares, Series 2027 Term Preferred Shares and Series 2029 Term Preferred Shares was approximately $48,474, $48,470, $98,793, $93,956 and $101,044, respectively. These valuations are considered Level 3 valuations within the fair value hierarchy.
For the year ended December 31, 2024, the components of total interest expense for the Fund’s financing arrangements and term preferred shares were as follows:

	Interest Expense(1)	Amortization of Deferred Financing Costs and Discount	Total
Bucks Funding Facility	$5,335	$—	$5,335
Blair Funding Facility	23,266	1,225	24,491
Series 2025 Term Preferred Shares	2,245	142	2,387
Series 2025-2 Term Preferred Shares	2,000	142	2,142
Series 2026 Term Preferred Shares	5,426	117	5,543
Series 2027 Term Preferred Shares	2,951	234	3,185
Series 2029 Term Preferred Shares	4,185	171	4,356
Total	$45,408	$2,031	$47,439
______________
(1)Interest expense includes the effect of unused fees and commitment fees, if any. Interest under the Bucks Funding Facility is payable monthly or may be capitalized on the principal balance as additional cash borrowing. Interest under the Blair Funding Facility is payable quarterly in arrears commencing June 15, 2021. Dividends under the Series 2025 Term Preferred Shares, Series 2025-2 Term Preferred Shares, Series 2026 Term Preferred Shares, Series 2027 Term Preferred Shares and Series 2029 Term Preferred Shares are each payable semi-annually in arrears.
The Fund’s average borrowings and weighted average interest rate for the year ended December 31, 2024 were $719,109 and 6.17%, respectively. As of December 31, 2024, the Fund’s weighted average effective interest rate on borrowings was 5.84%. Weighted average interest rate and weighted average effective interest rate do not include the effect of unused fees and commitment fees, if any.
Bucks Funding Facility
On March 10, 2015, Bucks Funding, a wholly-owned financing subsidiary of the Fund, entered into a committed facility arrangement, or as subsequently amended, the Bucks Funding Facility, with BNP Paribas Prime Brokerage International, Ltd., or BNP PBIL, on behalf of itself and as agent for BNP Paribas. The Bucks Funding Facility provides for borrowings in U.S. dollars up to an aggregate principal amount of $200,000 of revolving loans. Bucks Funding also borrowed $100,000 of term loans in U.S. dollars under the Bucks Funding Facility and repaid the term loans in full prior to the April 22, 2021 maturity date solely applicable to the term loans. Bucks Funding may

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 9. Financing Arrangements and Term Preferred Shares (continued)
also borrow additional amounts on an uncommitted basis, at the discretion of BNP Paribas, to the extent the pledged collateral provides sufficient coverage for such additional borrowings.
Bucks Funding may terminate the Bucks Funding Facility upon two business days’ notice. Absent a default or facility termination event, BNP PBIL is required to provide Bucks Funding with 270 days’ notice prior to terminating or materially amending the terms of the revolving loans.
Under the Bucks Funding Facility, revolving loan borrowings bear interest at the rate of Term SOFR, plus 1.30% per annum. Interest is payable monthly in arrears or may be capitalized on the principal balance as additional cash borrowing. Bucks Funding is required to pay a non-usage fee of 0.55% per annum to the extent less than 90% of the aggregate principal amount of available revolving loans has not been utilized and 0% per annum if 90% or more has been utilized.
Under the Bucks Funding Facility, Bucks Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other requirements customary for facilities of this type. The value of securities required to be pledged by Bucks Funding is determined in accordance with the margin requirements described in the Bucks Funding Facility agreements. The Bucks Funding Facility agreements contain events of default and termination events customary for similar financing transactions.
Bucks Funding’s obligations under the Bucks Funding Facility are secured by a first priority security interest in substantially all of the assets of Bucks Funding, including its portfolio of assets. In connection with the Bucks Funding Facility, the Fund entered into a Parent Guaranty, pursuant to which the Fund has agreed to guaranty Bucks Funding’s obligations under the Bucks Funding Facility.
Securities held by Bucks Funding may be rehypothecated from time to time as permitted by Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to the terms and conditions governing Bucks Funding's U.S. PB Agreement, or the PB Agreement, with BNP PBIL. Under the terms of the PB Agreement, BNP PBIL has the ability to borrow hypothecated securities, or Rehypothecated Securities, and agrees to pay Bucks Funding a fee in connection with any borrowing of Rehypothecated Securities. The fee is computed daily at a rate of 70% of the difference between the fair market rate and Fed Funds Open and is paid monthly. Bucks Funding can designate any hypothecated security as ineligible for rehypothecation and can recall any Rehypothecated Security at any time and BNP PBIL must return it or an equivalent security in a commercially reasonable period. If BNP PBIL fails to return the security or an equivalent security, Bucks Funding will have the right to the cash equivalent of payments or distributions actually made but which Bucks Funding did not receive due to BNP PBIL's failure. As of December 31, 2024, five securities with a fair value of $97,795 were rehypothecated and Bucks Funding received income in the amount of $66 during the year ended December 31, 2024.
The Fund incurred costs in connection with obtaining and amending and restating the Bucks Funding Facility, which the Fund recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortized to interest expense over the life of the facility. As of December 31, 2024, all of such deferred financing costs had been amortized to interest expense.
Blair Funding Facility
On December 16, 2020, Blair Funding LLC, or Blair Funding, a wholly-owned financing subsidiary of the Fund, entered into a credit and security agreement, or as subsequently amended, the Blair Funding Facility, with Barclays Bank PLC, or Barclays, as administrative agent, Wells Fargo Bank, National Association, or Wells Fargo, as collateral agent, collateral administrator and securities intermediary, and the lenders from time to time party thereto. The Blair Funding Facility provides for borrowings in U.S. dollars, Canadian dollars, Euros and pounds sterling in an aggregate principal amount of (i) $285,000 of term loans and (ii) $65,000 of revolving loans on a committed basis. The maturity date for the Blair Funding Facility is December 15, 2026.
Under the Blair Funding Facility, borrowings bear interest at the rate of Term SOFR (subject to a 0.0% floor) plus a 0.20% benchmark adjustment plus (i) to the extent the Fund is rated “A3” or higher by Moody’s Investors Services, Inc., 2.15% per annum, or (ii) otherwise, 3.05% per annum. Interest rates under the Blair Funding Facility will increase by (i) 0.50% per annum if certain asset coverage requirements are not satisfied and (ii) 0.25% if the value of the Fund’s assets securing indebtedness other than indebtedness incurred under the Blair Funding Facility exceeds 25% of the value of the Fund’s total assets. Interest is payable quarterly in arrears. Blair Funding is subject to an unused fee of 0.35% per annum on the average daily unused portion of the revolving credit facility amount. The Blair Funding Facility also contains a prepayment premium for term loans prepaid during the first 30 months after closing, equal to (i) a spread make-whole fee on the aggregate principal amount of term loans prepaid prior to the second anniversary of the closing date, and (ii) 2.0% of the aggregate principal amount of term loans prepaid during the six-month period immediately following the second anniversary of the closing date.
Under the Blair Funding Facility, Blair Funding has made certain representations and warranties and must comply with various covenants, reporting requirements and other requirements customary for facilities of this type. In addition, Blair Funding must maintain a specified minimum asset coverage ratio. The Blair Funding Facility contains events of default customary for similar financing transactions. Upon the occurrence and during the continuation of an event of default, Barclays may declare the outstanding advances and all other obligations under the Blair Funding Facility immediately due and payable.

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 9. Financing Arrangements and Term Preferred Shares (continued)
Blair Funding’s obligations under the Blair Funding Facility are secured by a first priority security interest in substantially all of the assets of Blair Funding, including its portfolio of assets. In connection with the Blair Funding Facility, the Fund entered into a guarantee and security agreement, pursuant to which the Fund has agreed to guarantee Blair Funding’s obligations under the Blair Funding Facility and secure Blair Funding’s obligations thereunder with a pledge of the Fund’s equity interest in Blair Funding.
The Fund incurred costs in connection with obtaining the Blair Funding Facility, which the Fund has recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortizes to interest expense over the life of the facility. As of December 31, 2024, $1,550 of such deferred financing costs had yet to be amortized to interest expense.
Term Preferred Shares
As of December 31, 2024, the Fund had 400,000 issued and outstanding shares of preferred stock, each with a $1,000 liquidation preference per share, which consisted of the Series 2025 Term Preferred Shares, the Series 2025-2 Term Preferred Shares, the Series 2026 Term Preferred Shares, the Series 2027 Term Preferred Shares and the Series 2029 Term Preferred Shares, or collectively, the Term Preferred Shares.
The Term Preferred Shares will rank senior in right of payment to the Fund’s common stock, will rank equal in right of payment with any other series of preferred shares that the Fund may issue in the future and will be subordinated in right of payment to the Fund’s existing and future indebtedness.
The terms of the Term Preferred Shares require the Fund to maintain asset coverage, as defined in Section 18 of the Investment Company Act of 1940 and modified for certain limitations on investments in issuers in a consolidated group and in equity securities, with respect to the Term Preferred Shares of at least 225%.
The Fund is obligated to redeem its Term Preferred Shares by the date as specified in the applicable series of Term Preferred Shares' offering document, or Term Redemption Date, unless redeemed in accordance with their terms prior to such date. The Fund may, at its sole option, redeem the Term Preferred Shares at the liquidation price, subject to payment of a make-whole premium, through the earlier date as specified in its offering document, or Optional Redemption Expiration Date. In addition, the Fund is obligated to redeem its Term Preferred Shares upon the occurrence of certain events, for example if FS Global Advisor, LLC, or an affiliate thereof, ceases to be the Fund's investment advisor and is not timely replaced by another investment advisor reasonably acceptable to holders of a majority of the applicable series of Term Preferred Shares.
The following table presents additional information with respect to the Fund’s Term Preferred Shares as of December 31, 2024:

Term Preferred Shares Series	Rate	Issuance Date	Term Redemption Date	Optional Redemption Expiration Date
Series 2025(1)	4.49%	October 22, 2020	November 1, 2025	October 22, 2023
Series 2025-2	4.00%	October 22, 2020	November 1, 2025	May 1, 2025
Series 2026	5.426%	November 1, 2018	February 1, 2026	November 1, 2025
Series 2027	2.95%	November 2, 2021	January 31, 2027	October 31, 2026
Series 2029	6.70%	May 16, 2024	May 16, 2029	February 16, 2029
______________
(1)As of December 31, 2024, the Fund had not opted to early redeem the Series 2025 Term Preferred Shares.
The Term Preferred Shares are considered debt of the Fund for accounting purposes; therefore, the liquidation preference, which approximates fair value of the Term Preferred Shares, is recorded as a liability on its consolidated statement of assets and liabilities net of deferred financing costs. As of December 31, 2024, FS Global Advisor has determined that the fair value of the Series 2025 Term Preferred Shares, Series 2025-2 Term Preferred Shares, Series 2026 Term Preferred Shares, Series 2027 Term Preferred Shares and Series 2029 Term Preferred Shares was approximately $48,474, $48,470, $98,793, $93,956 and $101,044, respectively. Fair value was obtained using a market approach. Fair value could vary if market conditions change materially. The Fund records unpaid dividends in interest expense payable on its consolidated statement of assets and liabilities, and the dividends accrued and paid on the Term Preferred Shares are included as a component of interest expense on its consolidated statement of operations. The Term Preferred Shares are treated as equity for tax purposes.
As of December 31, 2024, $397,851 was outstanding under the Term Preferred Shares, net of discounts and deferred financing costs of $93 and $2,056, respectively. The Fund incurred costs in connection with issuing the Term Preferred Shares, which the Fund has recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortizes to interest expense over the life of the Term Preferred Shares. As of December 31, 2024, $2,056 of such deferred financing costs had yet to be amortized to interest expense.

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk
Investing in the Fund involves risks, including, but not limited to, those set forth in the sub-section entitled "Principal Risk Factors" under the section "Summary of Updated Information Regarding the Fund (Unaudited)," which are incorporated herein by reference. The risks described in the “Principal Risk Factors” sub-section are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund.
Note 11. Commitments and Contingencies
The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Global Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.
The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.
See Note 4 for a discussion of the Fund’s commitments to FS Investments and its affiliates.
Note 12. Subsequent Events
On January 15, 2025, the Fund entered into a distribution agreement, or the Distribution Agreement, with ALPS Distributors, Inc., or the Distributor, pursuant to which the Fund may offer and sell up to $150,000 of common stock from time to time through the Distributor, in transactions deemed to be “at the market” as defined in Rule 415 under the Securities Act, or the ATM Offering. Under the 1940 Act, the Fund may not sell any common stock at a price below the current NAV of such common stock, exclusive of any distributing commission or discount.
Pursuant to the Distribution Agreement, the Distributor may enter into sub-placement agent agreements with one or more selected dealers. The Distributor has entered into a sub-placement agent agreement, dated January 15, 2025, with UBS Securities LLC, or the Sub-Placement Agent, relating to the common stock to be offered under the Distribution Agreement. The Fund will compensate the Distributor with respect to sales of common stock at a commission rate of 1.00% of the gross proceeds of the sale of the Fund’s common stock. Out of this commission, the Distributor will compensate the Sub-Placement Agent at a rate of up to 0.80% of the gross sales proceeds of the sale of the Fund’s common stock sold by the Sub-Placement Agent.
FS Global Advisor may, from time to time, in its sole discretion, pay some or all of the commissions payable under the Distribution Agreement or make additional supplemental payments to ensure that the sales price per share of the Fund’s common stock in connection with all offerings under the ATM Offering will not be less than the Fund’s NAV per share. Any such payments made by FS Global Advisor will not be subject to reimbursement by the Fund.
The ATM Offering is being made pursuant to a prospectus supplement dated as of January 15, 2025 and the accompanying prospectus dated as of January 14, 2025, each of which constitute part of the Fund’s effective shelf registration statement on Form N-2 previously filed with the SEC.

FS Credit Opportunities Corp.
Supplemental Information (Unaudited)
Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure
The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.
Board of Directors
Information regarding the members of the Board is set forth below. The directors have been divided into two groups—interested directors and independent directors. The address for each director is c/o FS Credit Opportunities Corp., 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Name	Age	Term of Office and Length of Time Served	Title	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Director	Other Directorships Held by Director
Interested Directors
Michael C. Forman(1)	63	Current term expires in 2025. Has served since January 2013.	Chairman, President and Chief Executive Officer	Chairman and Chief Executive Officer of FS Investments	3	FS Credit Real Estate Income Trust, Inc. (since 2016); FS KKR Capital Corp. (since 2007); KKR FS Income Trust (since 2022); and KKR FS Income Trust Select (Since 2023)
Independent Directors
Keith Bethel	58	Current term expires in 2025. Has served since February 2023.	Director	Founding Partner and Chief Executive Officer for The Triple B Hospitality Group (since 2021); and Chief Growth Officer of Aramark Corporation (2016 – 2020)	1	None
Walter W. Buckley, III	64	Current term expires in 2026. Has served since June 2013.	Director	Managing Partner and Co-Founder of SEMCAP (since 2018); Chief Executive Officer of Actua Corporation (1996 – 2018); and President of Actua Corporation (1996 – 2001; 2002 – 2009).	1	Actua Corporation (since 1996)
Della Clark	71	Current term expires in 2025. Has served since February 2023.	Director	President and Chief Executive Officer of The Enterprise Center (since 1992)	1	None
Barbara J. Fouss	55	Current term expires in 2026. Has served since November 2013.	Director	Executive Director at Gravina Family Office (since 2022); Credit Specialist at Providence Bank (2020 – 2022); Director of Strategic Initiatives of Sun National Bank (2012 – 2013)	1	None
Philip E. Hughes, Jr.	75	Current term expires in 2027. Has served since June 2013.	Director	Vice-Chairman of Keystone Industries (2011 – present); President of Sovereign Developers, LP, (1999 – present); Owner and Operator of Philip E. Hughes, Jr., CPA, Esq. Accounting, Tax and Business Services; President of Fox Park Corporation (2005 – present).	1	None
Robert N.C. Nix, III	69	Current term expires in 2027. Has served since October 2019.	Director	President of Pleasant News, Inc. (since 1995);	1	None
____________________
*The registered investment companies in the “Fund Complex” consist of the Fund, FS Credit Income Fund and FS Specialty Lending Fund.
(1)Mr. Forman is deemed to be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of FS Global Advisor.

FS Credit Opportunities Corp.
Supplemental Information (Unaudited) (continued)
Executive Officers
Information regarding the executive officers of the Fund is set forth below. The address for each executive officer is c/o FS Credit Opportunities Corp., 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Name	Age	Position Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past Five Years
Michael C. Forman	63	Chairman, President and Chief Executive Officer	Since 2013	Chairman and Chief Executive Officer, FS Investments
Edward T. Gallivan, Jr.	62	Chief Financial Officer	Since 2018	Chief Financial Officer, FS Specialty Lending Fund, FS Credit Income Fund, FS Credit Real Estate Income Trust, Inc.
Stephen S. Sypherd	48	Vice President, Treasurer and Secretary	Since 2013	General Counsel, FS Investments
James F. Volk	62	Chief Compliance Officer	Since 2015	Managing Director, Fund Compliance, FS Investments
Statements of Additional Information
The Fund’s statement of additional information contains additional information regarding the Fund’s directors and executive officers and is available upon request and without charge by calling the Fund collect at 215-495-1150 or by accessing FS Investments’ website at www.fsinvestments.com.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.
Proxy Voting Policies and Procedures
The Fund has delegated its proxy voting responsibility to FS Global Advisor, the Fund’s investment adviser. Stockholders may obtain a copy of FS Global Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
Proxy Voting Record
Information regarding how FS Global Advisor voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Credit Opportunities Corp., 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
Distribution Reinvestment Plan
Pursuant to the DRP, the Fund will reinvest all cash dividends or distributions declared by the Board on behalf of stockholders who do not elect to receive their distributions in cash. As a result, if the Board declares a distribution, then stockholders who have not elected to “opt out” of the DRP will have their distributions automatically reinvested in additional shares of the Fund’s common stock.
With respect to each distribution pursuant to the DRP, the Fund reserves the right to either issue new shares of common stock or purchase shares of common stock in the open market in connection with implementation of the DRP. Unless the Fund, in its sole discretion, otherwise directs the plan administrator, (A) if the per share market price (as defined in the DRP) is equal to or greater than the estimated net asset value per share (rounded up to the nearest whole cent) of the Fund’s common stock on the payment date for the distribution, then the Fund will issue shares of common stock at the greater of (i) net asset value per share of common stock or (ii) 95% of the market price; or (B) if the per share market price is less than the net asset value per share, then, in the sole discretion of the Fund, (i) shares of common stock will be purchased in open market transactions for the accounts of participants to the extent practicable, or (ii) the Fund will issue shares of common stock at net asset value per share. Pursuant to the terms of the DRP, the number of shares of common stock to be issued to a participant will be determined by dividing the total dollar amount of the distribution payable to a participant by the price per share at which the Fund issues such shares; provided, however, that shares purchased in open market transactions by the plan administrator will be allocated to a participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.
If a stockholder receives distributions in the form of common stock pursuant to the DRP, such stockholder generally will be subject to the same federal, state and local tax consequences as if it elected to receive distributions in cash. If the Fund’s common stock is trading at or below net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a

FS Credit Opportunities Corp.
Supplemental Information (Unaudited) (continued)
distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If the Fund’s common stock is trading above net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of the fair market value of the Fund’s common stock. The stockholder’s basis for determining gain or loss upon the sale of common stock received in a distribution will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of common stock are credited to the stockholder’s account.
The Fund reserves the right to amend, suspend or terminate the DRP. A stockholder may terminate its account under the DRP by notifying the plan administrator in writing. All correspondence concerning the DRP should be directed to the plan administrator by mail at FS Credit Opportunities Corp., c/o SS&C Technologies, Inc., P.O. Box 219095, Kansas City, Missouri 64121-9095. A stockholder may obtain a copy of the DRP by request to the plan administrator or by contacting the Fund.

FS Credit Opportunities Corp.
Summary of Updated Information Regarding the Fund (Unaudited)
The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s most recent annual report for December 31, 2023, or the prior disclosure date. This information may not reflect all of the changes that have occurred since you purchased the Fund.
Investment Objectives
There have been no changes in the Fund’s investment objectives since the prior disclosure date.
The Fund’s primary investment objective is to generate attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation.
Principal Investment Strategies and Policies
There have been no changes in the Fund’s Principal Investment Strategies and Policies since the prior disclosure date.
The Fund invests primarily in a portfolio of secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments, which, under normal circumstances, will represent at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes). For purposes of this policy, “credit instruments” may include senior secured loans, unsecured loans, corporate bonds, notes, bills, debentures, distressed securities, mezzanine securities, collateralized debt obligations, collateralized bond obligations, collateralized loan obligations, bank loans, corporate loans, government and municipal obligations, mortgage-backed securities, asset-backed securities, repurchase agreements and other fixed-income instruments of a similar nature that may be represented by derivatives such as options, forwards, futures contracts or swap agreements. The Fund invests its assets in investments in a number of different countries throughout the world, and currently invests primarily in those countries where creditors’ rights are protected by law, such as countries in North America and Western Europe, although in select situations the Fund may invest in securities of issuers domiciled elsewhere. The credit instruments in which the Fund invests typically are rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Credit instruments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. The Fund seeks to achieve its investment objectives by focusing on high conviction investment opportunities across the investment universe that it believes offer potentially attractive risk-adjusted income and returns. To accomplish this, the Fund focuses on strategies such as Opportunistic Credit, Special Situations and Capital Structure Solutions.
Investment Opportunities and Strategies
FS Global Advisor believes that opportunities exist in non-traditional areas of the credit market that can offer enhanced return potential. These opportunities may offer above market returns because they are misunderstood or can be difficult to source, analyze, structure and/or have illiquidity premiums.
The Fund seeks to achieve its investment objectives by focusing on strategies such as Opportunistic Credit (including event-driven and market price inefficiencies), Special Situations and Capital Structure Solutions. By focusing on these opportunities, FS Global Advisor believes it can create a portfolio that offers high potential income and returns while limiting the risk of the Fund. These strategies are described in further detail below.
Opportunistic Credit
Event-Driven
The Fund may take advantage of dislocations that arise in the markets due to an impending event for which the market’s apparent expectation of value differs substantially from the view of FS Global Advisor. Event-driven investing requires FS Global Advisor to make judgments concerning, among other things, (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s loans and securities. Such events may include a looming debt maturity or default, merger, spin-off or other corporate reorganization, an adverse regulatory or legal ruling or a material contract expiration, any of which may significantly improve or impair a company’s financial position. Event-driven investing depends much more heavily on FS Global Advisor’s ability to successfully predict the outcomes of these events than on underlying macroeconomic fundamentals such as the level of interest rates or gross domestic product. As a result, successful event-driven strategies may offer substantial diversification benefits and the ability to generate performance in uncertain market environments. The Fund’s investment strategy revolves around a thorough due diligence process and is based on the belief that a deep understanding of companies and the industries in which they operate is critical to generating positive income and returns.
Market Price Inefficiencies
The Fund seeks to capitalize on market price inefficiencies by investing in loans, bonds and other securities for which the income of such investment reflects a higher risk premium or the market price of such investment reflects a lower value than deemed warranted by FS Global Advisor’s fundamental analysis. These opportunities may often be idiosyncratic in nature, as specific issues or complexity related to a prospective investment may drive the excess yield or total return potential. FS Global Advisor believes that market price inefficiencies may occur due to, among other things, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community. Market price inefficiencies may also arise from broader market dislocations, which can

FS Credit Opportunities Corp.
Summary of Updated Information Regarding the Fund (Unaudited)
include broad-based, risk-off sentiment across multiple markets as well as specific technical dislocations within a single market. FS Global Advisor seeks to allocate capital to securities that have been mispriced by the market and that it believes represent attractive investment opportunities.
Special Situations
The Fund’s special situations credit strategy provides flexibility to take advantage of secondary market credit opportunities with asymmetrical risk and return profiles. The Fund seeks to purchase instruments at a discount to intrinsic value from forced sellers or unnatural holders as a result of stress, distress or major events, or change at a company or industry level. The need for holders to transition out of a credit combined with a high level of complexity surrounding the investment can present an opportunity to purchase instruments at a significant discount to its fair value as determined by FS Global Advisor. Such investment opportunities may include investments in loans, bonds and other securities issued by companies that are over levered, facing temporary or permanent business issues, have a current or pending covenant violation, have looming debt maturities and may lack the ability to refinance or have defaulted on their debt instruments. Investments may include purchasing a portion of outstanding debt, the entire tranche or a portfolio of investments. Opportunities can be created by idiosyncratic issues at the company or industry level or by a macro driven credit cycle.
Idiosyncratic opportunities can generate attractive returns at any point in the credit cycle, with low correlation to credit market indexes. Macro driven credit cycles can provide an additional source of risk-adjusted return to the investment strategy by increasing the investible universe which is often coupled with market dislocations that creates increased discounts to intrinsic value.
Capital Structure Solutions
Constrained mandates create an opportunity to lend to companies that do not satisfy conventional lending criteria. Non-traditional borrowers include companies that are overlevered, stressed or distressed businesses, companies without financial sponsors, business / industries in transition, or companies with unconventional assets. Traditional lenders, whether banks, private credit funds or others tend to avoid lending to these businesses because of regulations, limited investment mandates or lack of expertise.
Based on prior experience, FS Global Advisor believes that it can offer target portfolio companies a variety of customized financing solutions to meet their capital needs while providing the Fund with attractive risk-adjusted returns. These solutions are highly structured and offer yield premiums compared to traditional private lending and investments in high yield and broadly syndicated loans. The highly structured nature of the investments can also provide for significant downside protection. FS Global Advisor believes that this capital structure solutions investment strategy provides the Fund with an alternative and differentiated capability that diversifies and enhances its risk-adjusted return profile.
The Fund’s capital structure solutions will be targeted towards companies in need of rescue capital, debtor in possession financing, capital to restructure the operations or capital structure of a business, overlevered companies that need growth capital, companies that need capital to finance unconventional assets, companies that need liquidity to deal with transitions or other highly complex situations. There is often limited or no market reciprocation for these types of business, which in turn, creates an opportunity for capital solutions to be highly structured with both strong creditor protections to limit downside and structured returns and success fees to provide attractive risk-adjusted return profiles.
Other
Investments may also include other assets or opportunities that are consistent with the Fund’s investment approach, provided that such investments are appropriate from a tax, regulatory and operational perspective. The Fund’s investment objectives and strategies, including the Fund’s intention, under normal circumstances, to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in credit instruments, are not considered to be fundamental by the Fund and may be changed without the vote of the Fund’s stockholders by the Board with at least 60 days’ written notice provided to stockholders.
The Fund’s flexible strategy across several areas of opportunity allows FS Global Advisor to focus on what we believe are the most attractive opportunities across both the public and private markets at any given point in time. We believe this helps to mitigate timing risk and contributes to consistent deal flow.
Portfolio Composition
Securities
The Fund may invest in both public and private U.S. and non-U.S. debt and equity securities, including, without limitation, senior secured, second lien and unsecured loans, secured and unsecured bonds, loans made to companies involved in bankruptcy or insolvency proceedings (including debtor-in-possession loans), loans made to refinance distressed companies, securities issued by the U.S. Treasury and foreign governments, derivatives, structured products, convertible bonds, preferred stocks and any other type of credit or equity investment that is consistent with the Fund’s investment objectives. In making these investments, the Fund seeks to purchase a limited number of investments across the investment spectrum that FS Global Advisor believes are mispriced and offer the potential for exceptional risk- adjusted income and returns.

FS Credit Opportunities Corp.
Summary of Updated Information Regarding the Fund (Unaudited)
Geography
The Fund invests primarily in those countries where creditors’ rights are protected by law, such as countries in North America and Western Europe, although in select situations the Fund may invest in securities of issuers domiciled elsewhere. The geographic areas of focus are subject to change from time to time and may be changed without notice to the Fund’s stockholders. There is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in non-U.S. Securities.
Other Characteristics
The Fund invests in companies regardless of market capitalization and may focus on a relatively small number of issuers. The Fund may invest without limitation in distressed securities or other debt that is in default or the issuers of which are engaged in bankruptcy or insolvency proceedings. The mix of the Fund’s investments at any time will depend on the industries and types of loans and securities FS Global Advisor believes represent the best risk-adjusted income and returns within the Fund’s investment strategies.
FS Global Advisor expects that the Fund’s assets will generally be invested in passive positions, although it is possible in certain circumstances the Fund may acquire controlling positions in issuers or seek active participation in the form of representation on creditors’ committees, equity holders’ committees or other groups. In these situations, the Fund will leverage the expertise of FS Global Advisor to seek preservation or enhancement of the Fund’s investment position.
The Fund may hold select and potentially significant positions in equity securities, including common stock and convertible securities, or other assets that the Fund receives in exchange for its credit instruments as part of a reorganization process, and may hold those assets until such time as FS Global Advisor believes that a disposition is most advantageous. Such assets, to the extent received as part of a reorganization process, will be considered “credit instruments” for purposes of the Fund’s intention to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in credit instruments. The Fund may also purchase select positions in equity securities, including common stock and convertible securities. Such assets, to the extent purchased in the market or not received as part of a reorganization process, will not be considered “credit instruments” for this purpose.
The Fund’s portfolio may consist of both long and short positions. The Fund may also, among other things, use hedging techniques when appropriate from time to time; however, the Fund is under no obligation to do so. Hedging techniques may include capital structure arbitrage to take advantage of inefficiencies in the pricing between securities of the same or affiliated issuers or short positions in debt or equity securities expressed in either the cash or derivatives markets. The Fund may also use derivatives to hedge its foreign currency exposure resulting from its holdings of non-U.S. Securities and may use various indices to hedge the Fund’s portfolio during certain market cycles. For purposes of compliance with the Fund’s intention, under normal circumstances, to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in credit instruments, investments in derivatives will be valued based on their daily marked-to-market (net) value.
The Fund may invest its excess funds in money market instruments, commercial paper, certificates of deposit and bankers’ acceptances, among other instruments. In addition, and in response to adverse market, economic or political conditions, the Fund may invest in high quality fixed income securities, money market instruments and money market funds or may hold significant positions in cash or cash equivalents for defensive purposes.
Borrowings
The Fund is permitted to borrow using any form or combination of financial leverage instruments, including credit facilities such as bank loans or commercial paper, the issuance of preferred shares or notes, reverse repurchase agreements or other forms of synthetic leverage. Subject to prevailing market conditions, the Fund may add financial leverage to its portfolio representing up to 33 1/3% (in the event leverage is obtained solely through debt) to 50% (in the event leverage is obtained solely though preferred stock) of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such instruments, which is the maximum amount permitted under the 1940 Act). The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment.
Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after doing so the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund's total assets including the amount borrowed). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the total asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common stock unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value of the preferred shares.

FS Credit Opportunities Corp.
Summary of Updated Information Regarding the Fund (Unaudited)
Effective August 19, 2022, Rule 18f-4 replaced the asset segregation framework previously used by funds to comply with limitations on leverage imposed by the 1940 Act. Rule 18f-4 generally mandates that a fund either limit derivatives exposure to 10% or less of its net assets as a limited derivative user, or Limited Derivatives User, or in the alternative implement: (i) limits on leverage calculated based on value-at-risk; and (ii) a written derivatives risk management program administered by a derivatives risk manager appointed by the fund's board, including a majority of the independent directors, that is periodically reviewed by the board.
Rule 18f-4 permits the Fund to enter into reverse repurchase agreements and similar financing transactions, notwithstanding limitations on the issuance of senior securities under Section 18 of the 1940 Act, provided that the Fund either (i) treats these transactions as derivatives transactions under Rule 18f-4, or (ii) ensures that the 300% asset coverage ratio discussed above is met with respect to such transactions and any other borrowings in the aggregate. Since the prior disclosure date, the "Borrowings" section has been updated to reflect regulatory changes pursuant to Rule 18f-4 under the 1940 Act.
The use of leverage creates an opportunity for increased income and returns for Fund stockholders but, at the same time, creates risks, including the likelihood of greater volatility in the NAV of and distributions on Fund Common Stock. There can be no assurance that the Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed. The Fund may be subject to investment restrictions of one or more nationally recognized statistical rating organizations, or NRSROs, and/or credit facility lenders as a result of its use of financial leverage. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or portfolio requirements will significantly impede FS Global Advisor in managing the Fund’s portfolio in accordance with its investment objectives and strategies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Fund’s investment income and returns. In addition, the Fund expects that any notes it issues or credit facility/commercial paper program it enters into would contain covenants that, among other things, will likely impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause FS Global Advisor to make different investment decisions than if there were no such restrictions and could limit the ability of the Fund Board and Fund stockholders to change fundamental investment policies.
In connection with the use of a credit facility for leverage, the Fund may permit the lender, subject to certain conditions, to rehypothecate (i.e., lend to other counter-parties) portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund would expect the terms of the credit facility to provide that the Fund would continue to receive dividends and interest on rehypothecated securities. The Fund also would expect to have the right under the credit facility to recall rehypothecated securities from the lender on demand. The Fund would also expect that, if the lender fails to deliver a recalled security in a timely manner, the credit facility would provide for compensation to the Fund by the lender for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by the lender, for the Fund, upon notice to the lender, to reduce the loan balance outstanding by the amount of the recalled security failed to be returned.
The Fund would expect the terms of any such credit facility pursuant to which portfolio securities pledged by the Fund are rehypothecated to provide for the Fund's receipt of a portion of the fees earned by the lender in connection with the rehypothecation of such portfolio securities. The use of a credit facility that permits the lender to rehypothecate the Fund's pledged portfolio securities entails risks, including the risk that the lender will be unable or unwilling to return rehypothecated securities which could result in, among other things, the Fund's inability to find suitable investments to replace the unreturned securities, thereby impairing the Fund's ability to achieve its investment objectives.
Effects of Leverage
The following table illustrates the effect of leverage on returns from an investment in shares of our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $2.4 billion in total assets, (ii) a weighted average cost of funds of 6.17%, (iii) $950.0 million in debt outstanding and (iv) $1.4 billion in net assets. In order to compute the “Corresponding return to stockholders,” the “Assumed Return on Our Portfolio (net of expenses)” is multiplied by the assumed total assets to obtain an assumed return to us. From this amount, the interest expense is calculated by multiplying the assumed weighted average cost of funds times the assumed debt outstanding, and the product is subtracted from the assumed return to us in order to determine the return available to stockholders. The return available to stockholders is then divided by our net assets to determine the “Corresponding return to stockholders.” Actual interest payments may be different.

Assumed Return on Our Portfolio (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding return to stockholders	(20.2)%	(11.7)%	(3.1)%	5.4%	14.0%
Similarly, assuming (i) $2.4 billion in total assets, (ii) a weighted average cost of funds of 6.17% and (iii) $950.0 million in debt outstanding, our assets would need to yield an annual return (net of expenses) of approximately 1.83% in order to cover the annual interest payments on our outstanding debt.

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Principal Risk Factors
Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. The risks described below are considered the principal risks involved in an investment of the Fund. Various risk factors included below have been updated since the prior disclosure date to reflect certain updates.
Additionally, since the prior disclosure date, Uncertainty Regarding U.S. Federal Government Initiatives Risks, Global Conflicts Market Risk, Force Majeure Risk, and Artificial Intelligence and Machine Learning Technology Risks have been added as principal risk factors of the Fund.
Senior Secured Debt Risk. Senior secured debt typically will be secured by liens on the assets and/or cash flows of the borrower and holds the most senior position in its capital structure. Senior secured debt in most circumstances is initially fully collateralized by the borrower’s assets and thus it is repaid before unsecured debt and equity. Substantial increases in interest rates, however, may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements, or as a result of the impact on general business conditions caused by higher interest rates, and there can be no guarantee that secured senior debt, even if fully collateralized at origination, will be fully repaid after an event of default or if collateral values have fallen. Also, the security for the Fund’s senior secured debt investments may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.
Credit Risk. The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.
Although the Fund may invest in investments that FS Global Advisor believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.
Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.
Non-U.S. Securities Risk. Investments in certain securities and other instruments of non-U.S. issuers or borrowers, or non-U.S. securities, involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic, geo-political and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non-U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks

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involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s shares of common stock are not priced, NAV may change at times when shares of common stock cannot be sold.
Foreign Currency Risk. Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.
Derivatives Risk. The Fund may use derivative instruments including, in particular, swaps and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, these derivatives may be used in limited instances as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to various risks, including counterparty risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk and regulatory risk.
Furthermore, the Fund’s ability to successfully use derivatives depends on FS Global Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Additionally, segregated liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.
Rule 18f-4 under the 1940 Act, or the Derivatives Rule, provides a comprehensive framework for the use of derivatives by registered investment companies. The Derivatives Rule permits registered investment companies, subject to various conditions described below, to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act.
Registered investment companies that don’t qualify as “limited derivatives users” as defined below, are required by the Derivatives Rule to, among other things, (i) adopt and implement a DRMP, and new testing requirements; (ii) comply with a relative or absolute limit on fund leverage risk calculated based on VaR; and (iii) comply with new requirements related to Board and SEC reporting. The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board and periodically reviews the DRMP and reports to the Board.
The Derivatives Rule provides an exception from the DRMP, VaR limit and certain other requirements for a registered investment company that limits its “derivatives exposure” to no more than 10% of its net assets (as calculated in accordance with the Derivatives Rule) (a “limited derivatives user”), provided that the registered investment company establishes appropriate policies and procedures reasonably designed to manage derivatives risks, including the risk of exceeding the 10% “derivatives exposure” threshold.
The requirements of the Derivatives Rule may limit the Fund’s ability to engage in derivatives transactions as part of the Fund’s investment strategies. These requirements may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or its performance. The rule also may not be effective to limit the Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in the Fund’s derivatives or other investments. There may be additional regulation of the use of derivatives transactions by registered investment companies, which could significantly affect the Fund’s use. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives transactions may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Rule 144A Securities Risk. The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended, or the Securities Act, or Rule 144A Securities. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with certainty how the market for Rule 144A Securities will develop, the Board directs FS Global Advisor to carefully monitor the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

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Subordinated Loans Risk. Subordinated loans generally are subject to similar risks as those associated with investments in senior loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an oversecured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than senior loans and may be less liquid.
Below Investment Grade Rating Risk. The Fund may invest unlimited amounts in debt instruments that are rated below investment grade, which are often referred to as “high-yield” securities or “junk bonds.” Below investment grade senior loans, high-yield securities and other similar instruments are rated “Ba1” or lower by Moody’s, “BB+” or lower by S&P or “BB+” or lower by Fitch or, if unrated, are judged by FS Global Advisor to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of a corporate bond and senior loan that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the borrower’s financial condition. Below investment grade corporate bonds and senior loans and similar instruments often are considered to be speculative with respect to the capacity of the borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some borrowers issuing such corporate bonds, senior loans and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.
Control Share Acquisitions. The Fund’s Bylaws opted into the Maryland Control Share Acquisition Act, or the MCSAA. The MCSAA does not apply to the voting rights of any person acquiring shares of any class or series of stock of the Fund other than common stock. On June 29, 2023, Saba Capital Master Fund, Ltd., and Saba Capital Management, L.P. together, Saba, filed a complaint in the U.S. District Court S.D.N.Y. against sixteen closed-end funds and certain trustees of some of the funds. One of the funds named as a defendant in Saba’s complaint was the Fund. In the complaint, Saba sought (1) declaratory relief that provisions in the defendant funds’ governing documents that opted into the MCSAA, or the Control Share Provisions, violate the 1940 Act, and (2) rescission of the Control Share Provisions. On December 5, 2023, the U.S. District Court S.D.N.Y. issued a ruling granting summary judgment in favor of Saba and ordering the rescission of the Control Share Provisions. The Fund and the other funds remaining in the case appealed to the Second Circuit Court of Appeals, and on June 26, 2024, the Second Circuit Court of Appeals issued a decision in favor of Saba and affirmed the lower court’s judgment, holding that the Control Share Provisions violated the 1940 Act. On September 24, 2024, the Fund and certain other defendant funds filed a Petition for a Writ of Certiorari, requesting that the U.S. Supreme Court take the appeal in order to resolve the question of whether Section 47(b) of the 1940 Act allows for a private right of action. Saba filed its opposition to the Petition on December 17, 2024. The U.S. Supreme Court has not yet ruled on whether it will hear the appeal.
Uncertainty Regarding U.S. Federal Government Initiatives Risks. There is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events, including the 2024 U.S. presidential election, have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. The presidential administration’s changes to U.S. policy may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund's business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.
Market Disruption and Geopolitical Risks. Certain local, regional or global events such as war (including Russia’s invasion of Ukraine and conflicts in the Middle East), acts of terrorism, the spread of infectious illnesses and/or other public health issues, or other events may have a significant impact on a security or instrument. These types of events and others like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include, but are not limited to, volatility in markets, embargos, political actions, supply chain disruptions, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate in impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on an investment in the Fund. The ultimate impact of Market Disruptions and Geopolitical Risks on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is monitoring these events.
Economic Downturn or Recession. Many of the Fund's investments may be issued by companies susceptible to economic slowdowns or recessions. Therefore, the Fund's non-performing assets are likely to increase, and the value of its portfolio is likely to decrease, during these periods. A prolonged recession may result in losses of value in the Fund's portfolio and a decrease in the Fund's

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revenues, net income and NAV. Unfavorable economic conditions also could increase the Fund's funding costs, limit the Fund's access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund's operating results.
Inflation and Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s securities and distributions to its shareholders can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to investors.
Certain of the Fund’s portfolio companies are in industries that may be impacted by inflation. If such portfolio companies are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on the Fund’s loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in the Fund’s portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of the Fund’s investments could result in future realized or unrealized losses and therefore reduce the Fund’s net assets resulting from operations.
Deflation risk is the risk that prices throughout the economy decline over time, or the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.
Interest Rate Risk. The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Fund’s investments, investment opportunities and cost of capital and, accordingly, may have a material adverse effect on the Fund’s investment objectives, the Fund’s rate of return on invested capital and the Fund’s ability to service its debt and make distributions to stockholders. In addition, an increase in interest rates would make it more expensive to use debt for the Fund’s financing needs, if any.
The Fund’s investment portfolio primarily consists of senior secured debt. The longer the duration of these securities, generally, the more susceptible they are to changes in market interest rates. As market interest rates increase, those securities with a lower yield-at-cost can experience a mark-to-market unrealized loss. An impairment of the fair market value of its investments, even if unrealized, must be reflected in the Fund’s financial statements for the applicable period and may therefore have a material adverse effect on the Fund’s results of operations for that period. A reduction in interest rates may result in both lower interest rates on new investments and higher repayments on current investments with high interest rates, which may have an adverse impact on the Fund’s net investment income and results of operations.
Because the Fund incurs indebtedness to make investments, the Fund’s net investment income is dependent, in part, upon the difference between the rate at which it borrows funds or pays interest on any debt securities and the rate at which the Fund invests these funds. The recent increases in interest rates will make it more expensive to use debt to finance the Fund’s investments and to refinance any financing arrangements. In addition, certain of the Fund’s financing arrangements provide for adjustments in the loan interest rate along with changes in market interest rates. Therefore, in periods of rising interest rates, the Fund’s cost of funds will increase, which could materially reduce the Fund’s net investment income. Any reduction in the level of interest rates on new investments relative to interest rates on the Fund’s current investments could also adversely impact the Fund’s net investment income.
The Fund has and may continue to structure the majority of its debt investments with floating interest rates to position the Fund’s portfolio for rate increases. However, there can be no assurance that this will successfully mitigate the Fund’s exposure to interest rate risk. For example, in rising interest rate environments, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, the Fund’s fixed rate investments may decline in value because the fixed rate of interest paid thereunder may be below market interest rates.
Furthermore, because a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to the Fund’s debt investments, an increase in interest rates would make it easier for the Fund to meet or exceed the incentive fee hurdle rate in its Investment Advisory Agreement and may result in a substantial increase of the amount of incentive fees payable to the Advisor with respect to pre-incentive fee net investment income.
Global Conflicts Market Risk. The ongoing invasion of Ukraine by Russia and related sanctions have increased global political and economic uncertainty. Because Russia is a major exporter of oil and natural gas, the invasion and related economic sanctions have reduced the supply, and increased the price, of energy, which has a material effect on inflation and may continue to exacerbate ongoing supply chain issues. There is also the ongoing risk of retaliatory actions by Russia against countries which have enacted sanctions, including cyberattacks against financial and governmental institutions, which could result in business disruptions and further economic turbulence. Although the Fund has no direct exposure to Russia or Ukraine, the broader consequences of the invasion may have a material adverse impact on the Fund’s portfolio and the value of an investment in the Fund. Moreover, sanctions and export control laws

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and regulations are complex, frequently changing, and increasing in number, and they may impose additional legal compliance costs or business risks associated with the Fund's operations.
Similarly, conflicts in the Middle East could have a negative impact on the economy and business activity globally, and therefore could adversely impact the performance of the Fund's investments. The severity and duration of any such conflict and its future impact on global economic and market conditions (including, for example, oil prices and/or the shipping industry) are impossible to predict, and as a result, present material uncertainty and risk with respect to the Fund, the performance of the Fund's investments and operations, and the Funds ability to achieve its investment objectives. Similar risks exist to the extent that any portfolio companies, service providers, vendors or certain other parties have material operations or assets in the Middle East or the immediate surrounding areas.
Force Majeure Risk. Periods of market volatility have occurred and could continue to occur in response to pandemics or other events outside of the Fund’s control. The Fund, FS Global Advisor, and the portfolio companies in which the Fund invests could be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, such as acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism, labor strikes, major plant breakdowns, pipeline or electricity line ruptures, failure of technology, defective design and construction, accidents, demographic changes, government macroeconomic policies, social instability, etc.). Some force majeure events could adversely affect the ability of a party (including the Fund, FS Global Advisor, a portfolio company or a counterparty to the Fund, FS Global Advisor, or a portfolio company) to perform its obligations until it is able to remedy the force majeure event. In addition, force majeure events, such as the cessation of the operation of equipment for repair or upgrade, could similarly lead to the unavailability of essential equipment and technologies. These risks could, among other effects, adversely impact the cash flows available from a portfolio company, cause personal injury or loss of life, including to a senior manager of FS Global Advisor or its affiliates, damage property, or instigate disruptions of service. In addition, the cost to a portfolio company or the Fund of repairing or replacing damaged assets resulting from such force majeure event could be considerable. It will not be possible to insure against all such events, and insurance proceeds received, if any, could be inadequate to completely or even partially cover any loss of revenues or investments, any increases in operating and maintenance expenses, or any replacements or rehabilitation of property. Certain events causing catastrophic loss could be either uninsurable, or insurable at such high rates as to adversely impact the Fund, FS Global Advisor, or portfolio companies, as applicable. Force majeure events that are incapable of or are too costly to cure could have permanent adverse effects. Certain force majeure events (such as war or an outbreak of an infectious disease) could have a broader negative impact on the world economy and international business activity generally, or in any of the countries in which the Fund invests or its portfolio companies operate specifically. Such force majeure events could result in or coincide with: increased volatility in the global securities, derivatives and currency markets; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprise; greater governmental involvement in the economy or in social factors that impact the economy; less governmental regulation and supervision of the securities markets and market participants and decreased monitoring of the markets by governments or self-regulatory organizations and reduced enforcement of regulations; limited, or limitations on, the activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on credit and securities markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.
Market Price of Common Stock. Common stock of closed-end funds frequently trades at a price lower than their net asset value. This is commonly referred to as “trading at a discount.” This characteristic of common stock of closed-end funds is a risk separate and distinct from the risk that the Fund’s net asset value may decrease. Both long and short-term investors will be exposed to this risk. The Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Whether investors will realize a gain or loss upon the sale of the Fund’s common stock will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the common stock and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s common stock will be determined by factors such as the relative demand for and supply of the common stock in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common stock will trade at, below or above NAV, or below or above the initial listing price for the common stock.
Stockholder Activism. The Fund may in the future become the target of stockholder activism. Stockholder activism could result in substantial costs and divert management’s and the Board’s attention and resources from its business. Also, the Fund may be required to incur significant legal and other expenses related to any activist stockholder matters. Further, the Fund’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any stockholder activism.
Secondary Market for the Common Stock. The issuance of shares of common stock of the Fund through the Fund’s DRP may have an adverse effect on the secondary market for the Fund’s shares. The increase in the number of outstanding shares resulting from the issuances pursuant to the DRP and the discount to the market price at which such shares may be issued, may put downward pressure on the market price for the common stock. When the shares of the common stock are trading at a premium, the Fund may also issue shares that may be sold through private transactions effected on the NYSE or through broker-dealers.

FS Credit Opportunities Corp.
Summary of Updated Information Regarding the Fund (Unaudited)
Anti-Takeover Provisions. Maryland law and the Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, including the adoption of a staggered board of directors and the supermajority voting requirements. These provisions could deprive the stockholders of opportunities to sell their common stock at a premium over the then current market price of the common stock or at NAV.
Cybersecurity Risks. Cybersecurity refers to the combination of technologies, processes, and procedures established to protect information technology systems and data from unauthorized access, attack, or damage. The Fund, its affiliates and the Fund’s and its affiliates’ respective third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and, while the Fund has not experienced any material losses relating to cyber attacks or other information security breaches, it could suffer such losses in the future.
The Fund’s affiliates and respective third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including non-public personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of the Fund’s affiliates and the Fund and its affiliates’ respective third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.
Artificial Intelligence and Machine Learning Technology Risks. Artificial intelligence, including machine learning and similar tools and technologies that collect, aggregate, analyze or generate data or other materials, or collectively, AI, and its current and potential future applications including in the private investment and financial industries, as well as the legal and regulatory frameworks within which AI operates, continue to rapidly evolve.
Recent technological advances in AI pose risks to the Fund, FS Global Advisor, and the portfolio companies in which the Fund invests. The Fund and the portfolio companies in which the Fund invests could also be exposed to the risks of AI if third-party service providers or any counterparties, whether or not known to the Fund, also use AI in their business activities. The Fund and the portfolio companies in which the Fund invests may not be in a position to control the use of AI technology in third-party products or services.
Use of AI could include the input of confidential information in contravention of applicable policies, contractual or other obligations or restrictions, resulting in such confidential information becoming accessible by other third-party AI applications and users. While FS Global Advisor does not currently use AI to make investment recommendations, the use of AI could also exacerbate or create new and unpredictable risks to the Fund’s business, FS Global Advisor’s business, and the business of the portfolio companies in which the Fund invests, including by potentially significantly disrupting the markets in which the Fund and its portfolio companies operate or subjecting the Fund, the portfolio companies in which the Fund invests, and FS Global Advisor to increased competition and regulation, which could materially and adversely affect the business, financial condition or results of operations of the Fund, the portfolio companies in which the Fund invests, and FS Global Advisor. In addition, the use of AI by bad actors could heighten the sophistication and effectiveness of cyber and security attacks experienced by the portfolio companies in which the Fund invests and FS Global Advisor.
Independent of its context of use, AI technology is generally highly reliant on the collection and analysis of large amounts of data, and it is not possible or practicable to incorporate all relevant data into the model that AI technology utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and error—potentially materially so—and could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of AI technology. To the extent that the Fund or the portfolio companies in which the Fund invests are exposed to the risks of AI use, any such inaccuracies or errors could have adverse impacts on the Fund or the portfolio companies in which the Fund invests.
AI technology and its applications, including in the private investment and financial sectors, continue to develop rapidly, and it is impossible to predict the future risks that may arise from such developments.
Cash Balance Risk. The Fund’s cash is held in accounts at U.S. banking institutions. Cash held by the Fund and its portfolio companies in non-interest-bearing and interest-bearing operating accounts may exceed the Federal Deposit Insurance Corporation insurance limits. If such banking institutions were to fail, the Fund or its portfolio companies could lose all or a portion of those amounts held in excess of such insurance limitations. In addition, actual events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions, transactional counterparties or other companies in the financial services industry or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems, which could adversely affect the Fund and its portfolio companies’ business, financial condition, results of operations, or prospects.
Although the Fund assesses its portfolio companies’ banking relationships as necessary or appropriate, the Fund and its portfolio companies’ access to funding sources and other credit arrangements in amounts adequate to finance or capitalize the Fund or its portfolio companies’ respective current and projected future business operations could be significantly impaired by factors that affect the

FS Credit Opportunities Corp.
Summary of Updated Information Regarding the Fund (Unaudited)
Fund or its portfolio companies, the financial institutions with which the Fund or its portfolio companies have arrangements directly, or the financial services industry or economy in general. These factors could include, among others, events such as liquidity constraints or failures, the ability to perform obligations under various types of financial, credit or liquidity agreements or arrangements, disruptions or instability in the financial services industry or financial markets, or concerns or negative expectations about the prospects for companies in the financial services industry. These factors could involve financial institutions or financial services industry companies with which the Fund or its portfolio companies have financial or business relationships but could also include factors involving financial markets or the financial services industry generally.
In addition, investor concerns regarding the U.S. or international financial systems could result in less favorable commercial financing terms, including higher interest rates or costs and tighter financial and operating covenants, or systemic limitations on access to credit and liquidity sources, thereby making it more difficult for the Fund or its portfolio companies to acquire financing on acceptable terms or at all.
Portfolio Manager Information. There have been no changes in the Fund’s portfolio managers or background since the prior disclosure date.

Privacy Policy
FS Investments (“we,” “our” or “us”) and its affiliates take measures to ensure that the use and disclosure of your private personal information is consistent with applicable law.
This Consumer Information Privacy Policy (this “Privacy Policy”) explains what non-public personal information (“NPI”) we collect, why we collect it, how we protect your NPI, and how and why, in certain cases, we share such information with our affiliates or with other parties. This Privacy Policy may be amended from time to time.
This Privacy Policy applies to NPI collected or used in connection with our investment offerings and services to individuals for personal, family or household purposes. This disclosure is made on behalf of FS Investments and its affiliates listed under the heading “Application of Privacy Policy to FS Investments and our affiliates” below.
Information that we collect and may disclose
We collect information from and about you to provide the level of service that you expect. NPI about you may include: your name, mailing address, email address, tax identification number, age, account information, investment amounts in our sponsored offerings, marital status, number of dependents, assets, debts, income, net worth, employment history, financial statements, beneficiary information, personal bank account information, credit history information, broker-dealer, financial advisor, individual retirement account (“IRA”) custodian, account joint owners and other similar parties, the FS Investments’ investments and services you purchase, your FS Investments investment balance and transactional history, and the fact that you are or have been an investor in FS Investments’ investments and particulars related to any such investment.
Specific examples of personal information that we may collect and disclose to affiliates and certain third parties include:
•Information we receive from you on applications, subscription agreements or other forms. Examples include your name, mailing address and email address.
•Information about your transactions with us, our affiliates and others, such as account balances, payment history, account activity and financial statements. If you visit our website, information you submit to us on our website forms and information we collect through ‘cookies.’
•If you create a login and password on our website to access your FS Investments investment, we will collect and use the login and password to verify your identity and for our internal use in maintaining your website account.
•Information obtained from others, such as credit reports from consumer credit reporting agencies.
How we use and disclose information
FS Investments, its affiliates and its third-party service providers work together to provide a variety of investments and services and may need to share some or all the NPI collected about you to maintain an efficient and effective network of offerings and services. We believe that by sharing information about you and your accounts with our affiliates and partners, we are better able to serve your investment needs and to suggest services or educational materials that may be of interest to you. The responsible use and disclosure of the NPI we collect is crucial to our ability to provide our clients with the types of products and services they expect and may occur under a variety of different circumstances. For example, we may:
•Use your personally identifiable information (“PII") internally for the purposes of furthering our business, which may include analyzing your information, matching your information with the information of others, processing services, maintaining accounts, resolving disputes, preventing fraud and verifying your identity.
•Disclose your PII when required by law (e.g., in connection with judicial, administrative or investigative matters).
•Use and disclose your PII on an aggregate basis. This means that we may combine parts of your information with parts of the information from our other investors without including your name, complete telephone number, complete email address or your street address. Examples of how we use aggregate information include determining the most common ZIP Code among investors that use the website and disclosing that ZIP Code to other parties, or determining and disclosing demographic information such as the average income of investors in our sponsored investments.
Sharing with our affiliates
We may share your PII with our affiliates engaged in investment or other related financial service activities. Examples might include customer-initiated service requests, establishing and managing your investment, completing your investor transactions and sharing information with parties acting at your request and on your account, such as your broker-dealer, financial advisor, joint owners and IRA custodian.
Sharing with non-affiliated service providers
We may disclose your personal information to non-affiliated service providers who perform business functions on our behalf, which may include marketing of our own sponsored investments and services, check printing and data processing. Non-affiliated third-party service providers often aid us in the efficient and effective delivery of services, and there may be circumstances in which it is necessary to disclose NPI we collect to such parties. However, before we disclose NPI to a non-affiliated party, we require it to agree to keep our investor information confidential and secure and to use it only as authorized by us.
Also, we will only share your NPI with non-affiliated third parties under circumstances not covered by state or federal law “opt-out” notice exceptions, such as servicing a financial product or service authorized by the customer, resolving consumer disputes and protecting against potential fraud or unauthorized transactions. Should this policy ever change in the future, you will be given adequate notice and the option to “opt-out” of such disclosure.
We may also disclose the following information to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements:
•Information we receive from you on applications or other forms, such as your name, address, Social Security number, assets and income.
•Information about your transactions with us, our affiliates or others, such as your payment history and parties to the transactions.
•Information we receive from a consumer-reporting agency, such as your creditworthiness and credit history.
We require all joint marketers to have written contracts with us that specify appropriate use of your personal information, require them to take steps to safeguard your personal information, and prohibit them from making unauthorized or unlawful use of your personal information.
FS Investments and its affiliates do not share, sell or rent your personal, private information with outside marketers who may want to offer their own products and services to you.
How we protect your information
FS Investments and its affiliates maintain a comprehensive information security program designed to ensure the security and confidentiality of customer information, protect against threats or hazards to the security of such information, and prevent unauthorized access. This program includes:
•Procedures and specifications for administrative, technical and physical safeguards.
•Security procedures related to the processing, storage, retention and disposal of confidential information.
•Programs to detect, prevent and, when necessary, respond to attacks, intrusions or unauthorized access to confidential information.
•Restricting access of customer information to employees who need to know that information to provide products and services to you, and appointing specific employees to oversee our information security program.
Availability of this Privacy Policy
We will provide notice of this Privacy Policy annually, as long as you maintain an ongoing relationship with us. The most up-to-date Privacy Policy is posted on our website. For additional information you may call our Privacy Policy Specialist at 215-220-6651.
Notification of changes to our Privacy Policy
If we decide to change this Privacy Policy, we will post those changes on our website so our users and investors are always aware of what information we collect, use and disclose. If at any point we decide to use or disclose your PII in a manner different from that stated at the time it was collected, we will notify you in writing. We will otherwise use and disclose a user’s or an investor’s PII in accordance with the privacy policy that was in effect when such information was collected.
Change in control
If FS Investments or any of its affiliates experience a “change in control” (as defined below), then we may amend our information practices as described in this Privacy Policy. We will disclose your PII to the company or other legal entity that succeeds us (subject to the change in control or the operation of the website). The privacy policy of the succeeding legal entity will then govern the PII that FS Investments or its affiliates collected from you under this Privacy Policy or such successor entity’s privacy policy. However, if applicable law prohibits the succeeding legal entity’s privacy policy from governing your PII, then this Privacy Policy shall continue to govern. “Change in control” means any of the following events:
•A reorganization, merger, consolidation, acquisition or other restructuring involving all or substantially all of FS Investments or an affiliate’s voting securities and/or assets, by operation of law or otherwise.
•Insolvency.
•A general assignment for the benefit of creditors.
•The appointment of a receiver.
•The filing of a bankruptcy or insolvency proceeding.
•The liquidation of assets.
Questions about this Privacy Policy
If you have any questions about this Privacy Policy and/or our personal information practices, please call our Privacy Policy Specialist at 215-220-6651.
Application of Privacy Policy to FS Investments and our affiliates
This Privacy Policy applies to FS Investments and the following affiliated FS Investments companies: FS Investment Solutions, LLC; Franklin Square Holdings, L.P.; Franklin Square Holdings, G.P., LLC; any fund or other investment sponsored by FS Investments and their respective subsidiaries and investment advisers; and all other funds or entities created in the future that offer investment or services to individuals for personal, family or household purposes.

www.fsinvestments.com	AN24-FSCO
© 2025 FS Investments

Item 1. Reports to Stockholders.
(b) The following is a copy of the notice transmitted to stockholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule:

Item 2. Code of Ethics.
(a)The registrant has adopted a Code of Business Conduct and Ethics (as amended, the “Code of Ethics”) that applies to all officers, trustees, directors and other personnel of the Fund and FS Global Advisor, LLC (“FS Global Advisor”), the Fund’s investment adviser, including the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions.

(b)Not applicable.

(c)On January 9, 2025, the Board approved the amended Code of Ethics. The material changes included, among other things, modifications to the definitions of "Window Period", and "Blackout Period" included therein. A copy of the Code of Ethics is included herein as Exhibit (a)(1) and also is available on the Fund’s “Corporate Governance” page on FS Investments’ website at https://fsinvestments.com/investments/fsco-corporate-governance/.

(d)During the period covered by the Annual Report included in Item 1(a) of this Form N-CSR, the Fund did not grant any waiver, explicit or implicit, from a provision of the Code of Ethics to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The amendments reflected in the Code of Ethics and discussed above did not relate to or result in any waiver, explicit or implicit, of any provision of the Fund’s previous Code of Business Conduct and Ethics.

(e)Not applicable.

(f)A copy of the Code of Ethics is included herein as Exhibit (a)(1) and also is available on the Fund’s “Corporate Governance” page on FS Investments’ website at https://fsinvestments.com/investments/fsco-corporate-governance/.

Item 3. Audit Committee Financial Expert.
(a)(1)    The Board has determined that the Fund has at least one “audit committee financial expert” serving on the audit committee of the Board (the “Audit Committee”), as such term is defined for purposes of Item 3 of Form N-CSR.
(a)(2)    The Board has determined that Philip E. Hughes, Jr. is an “audit committee financial expert” and “independent,” as such terms are defined for purposes of Item 3 of Form N-CSR.
(a (a)(3)    Not applicable.

Item 4. Principal Accountant Fees and Services.
(a)Audit Fees. The aggregate fees billed to the Fund for the fiscal years ended December 31, 2024 and 2023 for professional services rendered by Ernst & Young LLP, the Fund’s independent registered public accounting firm (“Ernst & Young”), for the audit of the Fund’s annual financial statements and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements were $365,650 and $355,000, respectively.

(b)Audit-Related Fees. The aggregate fees billed to the Fund for the fiscal years ended December 31, 2024 and 2023 for assurance and related services by Ernst & Young that were reasonably related to the performance of the audit of the Fund’s financial statements and not reported in Item 4(a) above were $40,000 and $0, respectively. Audit-related fees for the year ended December 31, 2024 represent fees billed for services provided in connection with comfort letter procedures performed.

(c)Tax Fees. The aggregate fees billed to the Fund for the fiscal years ended December 31, 2024 and 2023 for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning were $14,175 and $6,489, respectively. Tax fees for the years ended December 31, 2024 and 2023 represent fees billed for services provided in connection with the operation of a wholly-owned subsidiary of the Fund.

(d)All Other Fees. No fees were billed to the Fund for the fiscal years ended December 31, 2024 and 2023 for products and services provided by Ernst & Young, other than the services reported in Items 4(a) through (c) above.

(e)Audit Committee Pre-Approval Policies and Procedures.

(1)The Audit Committee has adopted, and the Board has approved, a Policy on Pre-Approval of Audit and Non-Audit Services (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Fund when retaining an auditor to perform audit, audit-related, tax and other services for the Fund. The Policy permits such services to be pre-approved by the Audit Committee pursuant to either a general pre-approval or specific pre-approval. Unless a type of service provided by the auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee.

(2)All services described in paragraphs (b) and (c) of this Item 4 were pre-approved before the engagement by the Audit Committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)Not applicable.

(g)The aggregate non-audit fees billed by Ernst & Young for services rendered to the Fund, FS Global Advisor and any entity controlling, controlled by or under common control with FS Global Advisor that provides ongoing services to the Fund for the fiscal years ended December 31, 2024 and 2023 were $54,175 and $6,489, respectively.

(h)Not applicable.

(i)Not applicable.

(j)Not applicable.

Item 5. Audit Committee of Listed Registrants.
(a)The Fund has a separately designated standing Audit Committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:
Philip E. Hughes, Jr., Chairman
Robert N.C. Nix, III
Barbara J. Fouss

(b)Not applicable.

Item 6. Investments.
(a)The Fund’s consolidated schedule of investments as of December 31, 2024 is included as part of the Annual Report included in Item 1(a) of this Form N-CSR.

(b)Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.
(a)Not applicable.

(b)Not applicable.

Item 8. Changes In and Disagreements with Accountants for Open-End Management Investment Companies.
Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.
Not applicable.

Item 10. Remuneration Paid to Directors, Officers and Others of Open-End Management Investment Companies.
Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.
At a meeting of the Board held on November 13, 2024, the Board, including a majority of those directors of the Fund who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, or the Independent Directors, considered and approved the continuation of the A&R Investment Advisory Agreement with FS Global Advisor. In approving the A&R Investment Advisory Agreement, the Board considered information furnished and discussed throughout the year at Board meetings and executive sessions with management and counsel, including information specifically provided for the consideration of the reapproval of the A&R Investment Advisory Agreement in response to requests for information from the Independent Directors and their independent legal counsel.
In their deliberations, the Board considered a range of materials and information regarding the nature, extent and quality of services provided by FS Global Advisor; the past performance of the Fund compared to relevant indices and other registered investment companies that FS Global Advisor believed were relatively comparable to the Fund in terms of structure, investment objectives, assets under management, portfolio mix and/or other similar criteria, or the Peer Funds; the fees and expenses of the Fund compared to the Peer Funds; the possibility of economies of scale that could be passed on to the Fund; and the profitability of FS Global Advisor. The Board also considered information related to potential “fall out” or ancillary benefits enjoyed by FS Global Advisor (and its affiliates) as a result of its relationship with the Fund. In addition to evaluating, among other things, the written information provided by FS Global Advisor, the Board also considered presentations from FS Global Advisor and the answers to questions posed by the Board to representatives of FS Global Advisor at the meeting.
The Independent Directors also met separately in executive session with their independent legal counsel to review and consider the information provided regarding the A&R Investment Advisory Agreement. Based on their review, the Independent Directors and the Board concluded that it was in the best interests of the Fund and its shareholders to approve the continuation of the A&R Investment Advisory Agreement for an additional year. In their deliberations, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.
Nature, Extent and Quality of Services: In evaluating the nature, extent and quality of the services provided by FS Global Advisor as investment adviser to the Fund, the Board reviewed information describing the financial strength, experience, resources, compliance programs and key personnel of FS Global Advisor, including the background and capabilities of the advisory team. The Board recognized the significant investment of time, capital and human resources provided by FS Investments that has resulted in the successful operation of the Fund and FS Global Advisor’s general success in managing the Fund. The Board also considered the administrative services FS Global Advisor provides to the Fund, including general ledger accounting, fund accounting, legal services, investor relations and other administrative services.
The Board and the Independent Directors determined that they were satisfied with the nature, extent and quality of the services provided by FS Global Advisor, the expertise and capabilities of FS Global Advisor’s personnel, FS Global Advisor’s financial strength and its efforts to support the management of the Fund going forward.
Review of Performance: The Board and the Independent Directors considered the Fund’s historical investment performance as compared to the performance of relevant benchmarks and the Peer Funds. The Independent Directors noted that, for all periods reviewed, on a gross returns basis, the Fund outperformed each of its benchmark indices. The Board also noted that, for all periods except the 10-year and since inception periods ended June 30, 2024, the Fund outperformed all of the Peer Funds and outperformed the average of the Peer Funds for each period reviewed. The Independent Directors also considered the Fund’s annualized distribution yield and the Fund’s discount to NAV since the Fund’s listing in November 2022.
Costs of Services Provided and Profits Realized: The Board considered the management and incentive fees under the A&R Investment Advisory Agreement and the Fund’s net expense ratios as compared to a group of investment companies that FS Global Advisor believed to be relatively comparable to the Fund in terms of structure, investment objectives, assets under management, portfolio mix and/or similar criteria. The Independent Directors considered that the Fund’s base management fee was higher than the other funds against which it was compared and that most of the other funds do not charge incentive fees. The Independent Directors noted that the Fund’s expense ratio was also higher than the average of its peers. The Board considered FS Global Advisor’s explanation that the Fund’s investment strategy is more similar to strategies employed by private hedge funds than publicly-traded, closed-end high yield funds and that the Fund’s use of leverage and the event driven and special situations investment strategies elevate the Fund’s gross expense levels.

The Board reviewed the profitability information provided by FS Global Advisor and its methodology for determining profitability, as well as the potential for economies of scale. The Board determined that the investment advisory fees, expense ratios and profitability were reasonable in relation to the services rendered to the Fund by FS Global Advisor. The Board also considered that the potential for economies of scale are less likely to be significant given the Fund’s structure and focus on identifying and capitalizing upon event driven, special situations and market price inefficiency investment opportunities, which require considerable resources. The Board also considered FS Global Advisor’s commitment to monitor economies of scale on an ongoing basis.
Other Benefits: The Board considered other benefits that may accrue to FS Global Advisor and its affiliates from their relationships with the Fund, including that FS Global Advisor may potentially benefit from the success of the Fund, which could attract other business to FS Global Advisor, and that FS Global Advisor, its affiliates and other funds they manage have the ability to co-invest with the Fund under the co-investment relief granted by the SEC.
Overall Conclusions: Based on all of the information considered and the conclusions reached, the Board determined that the terms of the A&R Investment Advisory Agreement are fair and reasonable and that the approval of the continuation of the A&R Investment Advisory Agreement is in the best interests of the Fund and its shareholders. The Board, including a majority of the Independent Directors, approved the continuation of the A&R Investment Advisory Agreement for an additional year.
Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Fund has delegated the responsibility for voting proxies relating to its voting securities to FS Global Advisor, pursuant to the proxy voting policies and procedures of FS Global Advisor. FS Global Advisor’s proxy voting policies and procedures are included herein as Exhibit (a)(6).

Item 13. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)    Information regarding the portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio as of the date hereof is set forth below. Messrs. Beckman and Heilbut have served as portfolio managers since 2018. Mr. Hoffman has served as a portfolio manager since the Fund’s inception.
Andrew Beckman is a Managing Director and Head of Global Credit at FS Investments. He serves as the Portfolio Manager for the Fund, FS Tactical Opportunities Fund, FS Specialty Lending Fund and FS Credit Income Fund. Previously, Mr. Beckman was a Partner and Head of Corporate Credit and Special Situations at DW Partners, a $3 billion alternative credit manager. Prior to joining DW Partners, he built and managed Magnetar Capital’s event-driven credit business and served as Head of Event Credit and Head of its Credit Opportunities Fund. Prior to this, he was a Managing Director and Co-Head of Goldman Sachs’ Special Situations Multi-Strategy Investing Group. Earlier in his career, he worked at lnvestcorp International in its North American private equity business and at Salomon Smith Barney in the Investment Bank’s Mergers and Acquisitions Group. Mr. Beckman graduated magna cum laude from the University of Pennsylvania’s Wharton School of Business, earning a BS in Economics with a concentration in Finance and Management. Mr. Beckman joined FS Investments in 2017.
Nicholas Heilbut serves as a Managing Director for the FS Global Credit business. He serves as a Portfolio Manager and Director of Research for the Fund, FS Tactical Opportunities Fund, FS Specialty Lending Fund and FS Credit Income Fund. Previously Mr. Heilbut was a Managing Director at DW Partners where he focused on investments in stressed and distressed debt. He served as the Head of Research for Magnetar’s Event Credit business and the Magnetar Credit Opportunities Fund and was also a member of the Event Driven Investment Committee. Prior to joining Magnetar, Mr. Heilbut worked at Serengeti Asset Management where he was responsible for the firm’s investments in financial institutions, health care, media and sovereign debt. He joined Serengeti from Goldman Sachs where he was a Vice President in the firm’s Special Situations Group Multi-Strategy Investing business. There, he invested in multiple asset classes including public corporate credit and equities, private corporate credit and equities, drug royalties and distressed financial assets. Mr. Heilbut began his career as an Associate in Donaldson, Lufkin & Jenrette’s Mortgage Department. Mr. Heilbut earned a BA in History (Phi Beta Kappa) from the University of Michigan and an MBA from Columbia Business School. Mr. Heilbut joined FS Investments in 2017.
Robert Hoffman serves as Managing Director, Credit Wealth Solutions at FS Investments and is the firm’s primary subject matter expert on the corporate credit markets and select alternative investment solutions. He develops key communications and resources to help position and educate on FS Investments’ products. He previously served as the firm’s Head of Investment Research, leading the team that analyzes the fundamentals behind market movements, macroeconomic trends and the performance of specific industries. Mr. Hoffman has over 20 years of experience in the investment and financial services industry. Most recently, he was an Executive Director at Nomura Corporate Research and Asset Management, Inc., an asset management firm with approximately $20 billion in assets under management. At Nomura, he was responsible for loan portfolio management and trading, and he and his team managed nearly $3 billion in loan assets for retail and institutional clients. Prior to becoming a portfolio manager, he was a senior credit analyst focusing primarily on first- and second-lien corporate loan issues. He covered a range of sectors including energy and gas, utilities, healthcare, chemicals, technology, autos and industrials. Mr. Hoffman graduated from Columbia University with a BA in Political Science and is a Chartered Financial Analyst. Mr. Hoffman joined FS Investments in 2012.
(a)(2)    The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2024: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance:

	Number of Accounts	Assets of Accounts (in thousands)(1)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in thousands)(1)
Andrew Beckman
Registered Investment Companies	1	$773,723	—	—
Other Pooled Investment Vehicles	4	$2,912,825	4	$2,912,825
Other Accounts	8	$1,853,074	5	$1,614,182
Nicholas Heilbut
Registered Investment Companies	1	$773,723	—	—
Other Pooled Investment Vehicles	4	$2,912,825	4	$2,912,825
Other Accounts	8	$1,853,074	5	$1,614,182
Robert Hoffman
Registered Investment Companies	1	$773,723	—	—
Other Pooled Investment Vehicles	1	$2,123,878	1	$2,123,878
Other Accounts	—	—	—	—
____________________
(1)The assets for the accounts with fiscal year ends of October 31 represent assets as of January 31, 2025.
Potential Conflicts of Interest
FS Global Advisor and certain of its affiliates may experience conflicts of interest in connection with the management of the Fund, including, but not limited to, the following:
•The managers, officers and other personnel of FS Global Advisor allocate their time, as they deem appropriate, between advising the Fund and managing and operating other investment activities and business activities in which they may be involved;
•The principals of FS Global Advisor may serve as officers, paid advisors, directors or in comparable management functions for portfolio companies in which the Fund invests, and may receive compensation in connection therewith;
•The Fund may now, or in the future, compete with certain affiliates for investments, subjecting FS Global Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions or sales on the Fund’s behalf;
•The Fund may now, or in the future, compete with other funds or clients managed or advised by FS Global Advisor or affiliates of FS Global Advisor for investment opportunities, subjecting FS Global Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf;
•Subject to applicable law, FS Global Advisor and its affiliates may now, or in the future, acquire, hold or sell securities in which the Fund invests;
•Members of the senior management and investment teams and other employees of FS Global Advisor or its members or their respective affiliates may from time to time invest in portfolio companies in which the Fund invests.
•Regardless of the quality of the assets acquired by the Fund, the services provided to the Fund or whether the Fund makes distributions to stockholders, FS Global Advisor will receive the management fee in connection with the management of the Fund’s portfolio;
•From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, the Fund and other clients for which FS Global Advisor or its affiliates provides investment management services or carry on investment activities may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients and may make certain investment opportunities, which might otherwise be desirable, unavailable or impractical even if appropriate procedures are in place. Additionally, investment at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities by the Fund and other clients of FS Global Advisor or its affiliates may result in FS Global Advisor or its affiliates coming into possession of confidential or material, non-public information that would limit the ability of the Fund to acquire or dispose of investments, even if such acquisition or disposition would otherwise be desirable. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when FS Global Advisor would otherwise take an action;
•FS Global Advisor and its respective affiliates may give advice and recommend securities to other clients, family or friends, in accordance with the investment objectives and strategies of such other clients, family or friends, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis relative to their other clients, family and friends, even though their investment objectives may overlap with those of the Fund. Subject to applicable law, the Fund may periodically sell loans that it previously acquired after a short period of time to earn fees or other revenue, including from purchasers that do not participate in loan originations. FS Global Advisor or its affiliates may receive asset-based fees from purchasers that are advisory clients, resulting in a conflict of interest for FS Global Advisor;
•FS Global Advisor and its affiliates may have existing business relationships or access to material non-public information that would prevent it from considering, approving or consummating an investment opportunity (including a disposition of an existing investment) that would otherwise fit within the Fund’s investment objective and strategies. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when FS Global Advisor would otherwise take such an action;
•To the extent permitted by the 1940 Act and interpretations of the staff of the SEC, and subject to the allocation policies of FS Global Advisor and any of its affiliates, as applicable, FS Global Advisor, and any of its affiliates may deem it appropriate for the Fund and one or more other investment accounts managed by FS Global Advisor or any of its affiliates to participate in an investment opportunity. In an order dated November 13, 2024, the SEC granted exemptive relief permitting the Fund, subject to satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FS Global Advisor. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. To mitigate these conflicts, FS Global Advisor and its affiliates managing other funds and accounts participating in transactions under the order will seek to execute such transactions for all of the participating investment accounts, including the Fund, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund, the clients for which participation is appropriate and any other factors deemed appropriate; and
•The 1940 Act prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Fund, FS Global Advisor (or its controlling entities), the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or directors or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.

(a)(3)    The following description regarding portfolio manager compensation is provided as of December 31, 2024. FS Global Advisor’s investment personnel are not employed by the Fund and receive no direct compensation from the Fund in connection with their investment management activities.
Consistent with FS Investments’ integrated culture, FS Investments has one firm-wide compensation and incentive structure, which covers investment personnel who render services to the Fund on behalf of FS Global Advisor. FS Investments’ compensation structure is designed to align the interests of the investment personnel serving the Fund with those of stockholders and to give everyone a direct financial incentive to ensure that all of FS Investments’ resources, knowledge and relationships are utilized to maximize risk-adjusted returns for each strategy.
Each of FS Investments’ senior executives, including each of the investment personnel who render services to the Fund on behalf of FS Global Advisor, receives a base salary and is eligible for a discretionary bonus. In addition to discretionary bonuses, investment professionals of FS Investments may be eligible to receive incentive compensation, including equity awards, from FS Investments based on the earnings or other performance metrics of the applicable investment advisor and/or fund.
All final compensation decisions are made by the management committee of FS Investments based on input from managers. Base compensation and discretionary bonuses are determined based on a combination of factors, which could include, among others, considerations such as overall firm performance, individual contribution and performance, and relevant market and competitive compensation practices for other businesses.
The compensation information disclosed within this subsection is as of December 31, 2024.
(a)(4)    The following table shows the dollar range of equity securities in the Fund beneficially owned by each member of FS Global Advisor’s investment committee as of December 31, 2024, based on the net asset value per share of the Fund’s common stock as of December 31, 2024.

Name of Investment Committee Member	Dollar Range of Equity Securities in the Fund(1)
Andrew Beckman	None
Nicholas Heilbut	None
Robert Hoffman	$50,001—$100,000
____________________
(1)Dollar ranges are as follows: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000 or Over $1,000,000.
(b)    Not applicable.
Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases were made by or on behalf of the Fund during the period covered by this Annual Report on Form N-CSR.

Item 15. Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which the Fund’s stockholders may recommend nominees to the Board during the period covered by the Annual Report included in Item 1(a) of this Form N-CSR.
Item 16. Controls and Procedures.
(a)The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing of this Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported timely.
(b)There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.
Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)    Not applicable.
(b)    Not applicable.
Item 18. Recovery of Erroneously Awarded Compensation.
(a)    Not applicable.
(b)    Not applicable.
Item 19. Exhibits.
(a)(1)    The Fund’s Code of Business Conduct and Ethics is included herein in response to Item 2(f).

(a)(2)    Not applicable.
(a)(3)    The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are included herein.
(a)(4)    Not applicable.
(a)(5)    Not applicable.
(a)(6) The Proxy Voting Policies and Procedures of FS Global Advisor are included herein in response to Item 12.
(b)    The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are included herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Credit Opportunities Corp.

By:	/s/ MICHAEL C. FORMAN
Michael C. Forman
President and Chief Executive Officer
Date: March 3, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ MICHAEL C. FORMAN
Michael C. Forman
President and Chief Executive Officer
(Principal Executive Officer)
Date: March 3, 2025

By:	/s/ EDWARD T. GALLIVAN, JR.
Edward T. Gallivan, Jr.
Chief Financial Officer
(Principal Financial Officer)
Date: March 3, 2025